Exhibit 10.2

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT dated as of April 4, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is by and between: (i) U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent under the Indenture Collateral Documents (in such capacity, including any successor thereto in such capacity, the “Collateral Agent”) and as Trustee under the Indenture (in such capacity, including any successor thereto in such capacity, the “Trustee”), for the benefit of the holders from time to time of the Indenture Obligations (as defined below) and (ii) CAPITAL ONE LEVERAGE FINANCE CORP., as Administrative Agent (in such capacity, including any successor thereto in such capacity, the “Credit Facility Agent”) under the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement (as defined below), American Apparel, Inc., a Delaware corporation (“Holdings”), American Apparel (USA), LLC, a California limited liability company (“AA USA”), and other Grantors (as defined below) have entered into the Credit Facility Collateral Documents (as defined below) pursuant to which Holdings, AA USA and such other Grantors have granted the Credit Facility Agent a security interest in the Common Collateral (as defined below);

WHEREAS, in connection with the Indenture (as defined below), Holdings, AA USA and the other Grantors have entered into the Indenture Collateral Documents (as defined below) pursuant to which Holdings, AA USA and the other Grantors have granted the Collateral Agent a security interest in the Common Collateral; and

WHEREAS, it is a condition precedent to each of the effectiveness of the Credit Agreement and the issuance of the Notes (as defined below) under the Indenture that the parties hereto enter into this Agreement (as defined below);

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.                            Definitions

(a)                                 Certain Definitions.  Unless otherwise defined herein, terms that are defined in the UCC are used herein as so defined.  As used in this Agreement, the following terms have the meanings specified below:

“AA USA” has the meaning set forth in the preamble.

“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, or any similar deposit or securities account agreements among (i) the Credit Facility Agent, (ii) any or all of the Grantors, and (iii) the relevant financial institution depository or securities intermediary.

“Accounts” means “accounts,” as such term is defined in the UCC.

“Additional Secured Debt” has the meaning set forth in Section 8.17.

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Administrative Agent” has the meaning set forth in the preamble.

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Authorized Priority Lien Representative” means, at any time, with respect to any Common Collateral, the Collateral Agent, or if the Notes are no longer outstanding or as otherwise permitted under the Indenture Documents, the Priority Lien Representative acting as collateral agent (or any equivalent capacity under the applicable Collateral Documents) for the Series of Priority Lien Debt that has the greatest principal amount of Priority Lien Debt outstanding at such time.

“Authorized Subordinated Lien Representative” means, at any time, with respect to any Common Collateral, the Subordinated Lien Representative acting as collateral agent (or any equivalent capacity under the applicable Collateral Documents) for the Series of Subordinated Lien Debt  that has the greatest principal amount of Subordinated Lien Debt outstanding at such time.

“Bankruptcy Law” means Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrowing Base” means the sum of (a) 80% of the face amount of all accounts receivable owned by Holdings and its Restricted Subsidiaries (as defined in the Indenture as in effect on the date hereof) as of the end of the most recent fiscal month for which consolidated financial statements are available and (b) 50% of the book value of inventory owned by Holdings and its Restricted Subsidiaries as of the end of the most recent fiscal month for which consolidated financial statements are available.  Notwithstanding the foregoing, the Borrowing Base shall be adjusted to give pro forma effect to any acquisitions or Asset Sales (as defined in the Indenture as in effect on the date hereof) by Holdings and/or any Restricted Subsidiary since the end of the most recent fiscal month for which consolidated financial statements are available as if such acquisition or Asset Sale had occurred on the last day of the end of the most recent fiscal month, with such adjustment to be effective upon consummation of any such acquisition or Asset Sale.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York are required or authorized by law or other governmental action to close.

“Capital Stock” means:

(1)                                 with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of Common Stock (as defined in the Indenture as in effect on the date hereof) and Preferred Stock (as defined in the Indenture as in effect on the date hereof) of such Person;

(2)                                 in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)                                 in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests;

(4)                                 any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock; and

(5)                                 any warrants, rights or options to purchase any of the instruments or interests referred to in clause (1), (2), (3) or (4) above.

“Cash Management Obligations” means, with respect to any Person, all obligations (including fees, expenses and overdrafts and related liabilities) of such Person to any other Person that arise from credit cards, stored value cards, credit card processing services, merchant card services, debit cards, purchase cards (including so called “procurement cards” or “P-cards”), treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds, or any similar transactions.

“Class” means (a) in the case of Priority Lien Obligations, every Series of Priority Lien Debt and all other Priority Lien Obligations, taken together, (b) in the case of Credit Facility Claims, the Indebtedness under the Credit Facility Documents and all other Credit Facility Claims, taken together, and (c) in the case of Subordinated Lien Obligations, every Series of Subordinated Lien Debt and all other Subordinated Lien Obligations, taken together.

“Collateral Agent” has the meaning set forth in the preamble.

“Collateral Documents” means each Credit Facility Collateral Document, each Indenture Collateral Document and each Subordinated Lien Collateral Document, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Common Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, with respect to which a Lien is granted or held as security for both the Credit Facility Claims and the Indenture Obligations and including, without limitation, all proceeds and products thereof (but shall exclude any assets in which the Secured Debt Representatives’ Liens have been released).

“Credit Agreement” means the Credit Agreement dated as of April 4, 2013, by and among AA USA, the other Grantors from time to time party thereto, the Credit Facility Agent and lenders from time to time party thereto, (together with their successors and assigns, the “Lenders”), together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time, including pursuant to one or more credit agreements, loan agreements, note agreements, promissory notes, indentures or any other agreements or instruments evidencing or governing the terms of any Revolving Substitute Facility.

“Credit Facility Agent” means the Administrative Agent, and, from and after the date of execution and delivery of a Revolving Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the Indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Credit Facility Cash Management Obligations” means any Cash Management Obligations secured by any Common Collateral under the Credit Facility Collateral Documents.

“Credit Facility Claims” means (a) all Indebtedness incurred pursuant to the Credit Agreement (including letters of credit and bankers’ acceptances, with letters of credit and bankers’ acceptances being deemed to have a principal amount equal to the face amount thereof), (b) the Credit Facility Cash Management Obligations and the Credit Facility Hedging Obligations, and (c) all other Obligations of the Grantors under the documents relating to Indebtedness described in clauses (a) and (b) above.

“Credit Facility Collateral Documents” means the Security Documents (as defined in the Credit Agreement) and each other agreement, document or instrument pursuant to which a Lien is granted securing any Credit Facility Claims or under which rights or remedies with respect to such Liens are governed (including any such agreements, documents or instruments associated with any Revolving Substitute Facility), in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Credit Facility Documents” means the Credit Agreement, each Credit Facility Collateral Document, each other “Loan Document” as defined in the Credit Agreement, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Credit Facility Hedging Obligation or Credit Facility Cash Management Obligation) providing for or evidencing any Obligation under the Credit Agreement or any other Credit Facility Claim, and any other related document or instrument executed or delivered pursuant to any Credit Facility Document at any time or otherwise evidencing any Credit Facility Claims, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Credit Facility Hedging Obligations” means any Interest Swap Obligations or Currency Agreements that are secured by any Common Collateral under the Credit Facility Collateral Documents pursuant to Liens not prohibited hereunder.

“Credit Facility Lenders” means the Persons holding Credit Facility Claims, including the Credit Facility Agent.

“Credit Facility Liens” means all Liens that secure Credit Facility Claims (including Liens on the Common Collateral under the Collateral Documents associated with any Revolving Substitute Facility).

“Credit Facility Priority Collateral” means (a) upon and after the Discharge of Priority Lien Obligations, all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, as set forth in the Credit Facility Collateral Documents, and (b) prior to the Discharge of Priority Lien Obligations, all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, consisting of:

(i)                                     Accounts,

(ii)                                  Inventory,

(iii)                               cash,

(iv)                              deposit accounts and all cash, checks and other instruments on deposit therein or credited thereto,

(v)                                 securities accounts and all Investment Property,

(vi)                              tax refunds,

(vii)                           intercompany notes and obligations,

(viii)                        proceeds of business interruption insurance,

(ix)                              royalties and contract and license rights,

(x)                                 instruments, documents, chattel paper (whether tangible or electronic), drafts and acceptances, payment intangibles and all supporting obligations and General Intangibles to the extent they arise out of or relate to the foregoing in clauses (i) through (ix), and

(xi)                              books, records and the proceeds of the foregoing (including insurance proceeds of the foregoing).

Notwithstanding anything to the contrary herein, prior to the Discharge of Priority Lien Obligations, the following shall not constitute Credit Facility Priority Collateral: (w) any Intellectual Property of any Grantor, and General Intangibles necessary for the operation of the equipment, machinery and motor vehicles, including warranties and operational manuals and similar items, (x) any Capital Stock of any direct or indirect Subsidiary of Holdings, (y) any General Intangibles relating to any of the foregoing, and (z) the identifiable proceeds of each of the foregoing.

“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect Holdings or any Restricted Subsidiary against fluctuations in currency values.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of Credit Facility Claims” means the termination or expiration of all commitments to extend credit that would constitute Credit Facility Claims and the payment in full in cash of (a) the principal of and interest (including interest accruing on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such proceeding) and fees and premiums, if any, on all Indebtedness (including, without limitation, Credit Facility Hedging Obligations and Credit Facility Cash Management Obligations) outstanding under the Credit Facility Documents or, with respect to letters of credit outstanding thereunder, delivery of cash collateral (in an amount of no more than 105% of the undrawn and drawn and unreimbursed amount thereof) or backstop letters of credit in respect thereof in compliance with the Credit Facility Documents, in each case after or concurrently with termination of all commitments to extend credit thereunder, and (b) any other Credit Facility Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; provided that the Discharge of Credit Facility Claims shall not be deemed to have occurred in connection with a Replacement as contemplated by Section 8.18.

“Discharge of Priority Lien Obligations” means the earliest to occur of: (a) the payment in full in cash of (i) the principal of and interest (including interest accruing on or after the commencement of an

Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such proceeding) and premium, if any, on all Indebtedness outstanding under the Priority Lien Documents, and (ii) any other Priority Lien  Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; (b) Holdings’ exercise of its legal defeasance option or covenant defeasance option with respect to all Priority Lien Debt as described in and in accordance with the applicable Priority Lien Documents; and (c) the satisfaction and discharge of all Priority Lien Documents in accordance with the applicable Priority Lien Documents.

“Excess Credit Facility Claims” means the aggregate principal amount of the Indebtedness (excluding Credit Facility Hedging Obligations and Credit Facility Cash Management Obligations under the Credit Agreement or other Credit Facility Documents) in respect of Credit Facility Claims in excess of the Maximum Credit Facility Principal Amount.

“Excess Indenture Obligations” means the aggregate principal amount of Indebtedness (and any interest thereon) in respect of Indenture Obligations in excess of the sum of (i) $206,000,000, (ii) any additional Notes issued in satisfaction of any obligations to pay additional interest under the Indenture and (iii) the principal amount of the Additional Notes (as defined in the Indenture as in effect on the date hereof) permitted to be incurred under the Credit Agreement.

“Excluded Assets” means:

(1)                                 vehicles and other property covered by certificates of title or ownership to the extent that a security interest therein cannot be perfected solely by filing a UCC-1 financing statement in the jurisdiction of organization of the owner thereof;

(2)                                 owned real property having a Fair Market Value less than $2.5 million and leasehold interests in real property with respect to which any Grantor is a tenant or subtenant;

(3)                                 any asset or property right of any nature if the grant of such security interest shall constitute or result in (A) the abandonment, invalidation or unenforceability of such asset or property right or the loss of use of such asset or property right or (B) a breach, termination or default under any lease, license, contract or agreement, other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity, to which any Grantor is party;

(4)                                 any asset or property right of any nature to the extent that any applicable law or regulation prohibits the creation of a security interest thereon (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity);

(5)                                 the voting Capital Stock of any Foreign Subsidiary in excess of 65% of all of the outstanding voting Capital Stock of such Foreign Subsidiary;

(6)                                 property and assets owned by any Grantor that are the subject of Permitted Liens described in clause (6), (7) or (13) of the definition thereof in the Indenture as in effect on the date hereof for so long as such Permitted Liens are in effect and the Indebtedness secured thereby otherwise prohibits any other Liens thereon;

(7)                                 (i) deposit and securities accounts the balance of which consists exclusively of (a) withheld income taxes and federal, state or local employment taxes in such amounts as are required to be paid to the Internal Revenue Service or state or local government agencies within the following two months with respect to employees of any Grantor, and (b) amounts required to be paid over to an employee benefit plan pursuant to United States Department of Labor Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of any Grantor, (ii) all segregated deposit accounts constituting (and the balance of which consists solely of funds set aside in connection with) tax accounts and trust accounts, (iii) deposit accounts or securities accounts specially and exclusively used in the ordinary course of business for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Grantor’s salaried employees, which accounts are funded only in the ordinary course of business and not in excess of any amounts necessary to fulfill payroll obligations that are then currently owing, (iv) pension fund accounts and 401(k) accounts, (v) local depository accounts and securities accounts so long as such accounts are for transfer to, and are subject to regular automated sweeps to, a concentration account, and (vi) deposit accounts, securities accounts and commodities accounts having a balance of less than $2,500,000 at any time in the aggregate for all such accounts;

(8)                                 any Capital Stock and other securities of any Subsidiary of any Grantor to the extent that the pledge of such Capital Stock or other securities to secure the Credit Facility Claims and the Indenture Obligations would cause such Subsidiary to be required to file separate financial statements with the U.S. Securities and Exchange Commission pursuant to Rule 3-16 of Regulation S-X;

(9)                                 any intent-to-use trademark applications filed in the United States Patent and Trademark Office to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable law; provided that, upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall cease to be considered an Excluded Asset;

(10)                          any commercial tort claims, whether now owned or hereafter acquired, if the amount of all such commercial tort claims do not exceed $2,500,000 in the aggregate;

(11)                          Capital Stock of any Unrestricted Subsidiary (as defined in the Indenture as in effect on the date hereof); and

(12)                          Capital Stock of any Person (other than a Restricted Subsidiary), to the extent, and for so long as, such pledge is not permitted or is restricted by the terms of such Person’s organizational or joint venture documents or other agreements with holders of such Capital Stock;

provided that, notwithstanding anything to the contrary in the immediately preceding sentence, no asset described in clause (1) through (7) or (9) through (12) above shall constitute an “Excluded Asset” if such asset is subject to a Lien in favor of the Credit Facility Agent.

“Fair Market Value” means, with respect to any asset or property, the price which could be negotiated in an arm’s length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors (as defined in the Indenture as in effect on the date hereof) of Holdings acting in good faith and shall be evidenced by a Board Resolution (as defined in the Indenture as in effect on the date hereof) of the Board of Directors of Holdings delivered to the Collateral Agent and Credit Facility Agent; provided that, with respect to any price less than $7,500,000 million only the good faith determination by Holdings’ senior management shall be required.

“Foreign Subsidiary” means, with respect to any Person, (a) any Subsidiary of such Person that is organized under the laws of any jurisdiction other than the United States of America, any state thereof or the District of Columbia and any Subsidiary of such Subsidiary and (b) any Subsidiary of such Person substantially all the assets of which are “Controlled Foreign Corporations” as defined in Section 957 of the Internal Revenue Code.

“General Intangibles” means, as to each Grantor, all of such Grantor’s “general intangibles,” as such term is defined in the UCC, whether now owned or hereafter acquired.

“Grantors” means Holdings, AA USA and each other Subsidiary of Holdings that either guarantees or is a borrower with respect to any Credit Facility Claims or Indenture Obligations.

“Holdings” has the meaning set forth in the preamble.

“Indebtedness” means with respect to any Person, without duplication:

(1)                                 the principal amount of indebtedness of such Person for borrowed money;

(2)                                 the principal amount of indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments;

(3)                                 all Capitalized Lease Obligations and Attributable Debt (each as defined in the Indenture as in effect on the date hereof) of such Person;

(4)                                 all Obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all Obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by 90 days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and any deferred purchase price represented by earn outs);

(5)                                 all Obligations for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction, whether or not then due (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

(6)                                 guarantees and other contingent obligations in respect of Indebtedness referred to in clauses (1) through (5) above and clause (8) below;

(7)                                 all Obligations of any other Person of the type referred to in clauses (1) through (6) which are secured by any Lien on any property or asset of such Person, the amount of any such Obligation being deemed to be the lesser of the Fair Market

Value of the property or asset securing such Obligation or the amount of such Obligation;

(8)                                 all Interest Swap Obligations and all Obligations under Currency Agreements of such Person; and

(9)                                 all Disqualified Capital Stock (as defined in the Indenture as in effect on the date hereof) issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Capital Stock, such Fair Market Value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital Stock.

“Indenture” means the Indenture dated as of April 4, 2013, by and among Holdings, the other Grantors party thereto, the Trustee and the Collateral Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Indenture Collateral Documents” means the Indenture Security Agreement, the Intellectual Property Security Agreement, the Indenture Pledge Agreement, the Indenture Mortgages and any other agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Indenture Obligations or under which rights or remedies with respect to any such Lien are governed, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Indenture Documents” means (a) the Indenture, the Notes, the Indenture Collateral Documents and each of the other agreements, documents or instruments evidencing or governing any Indenture Obligations, and (b) any other related documents or instruments executed and delivered pursuant to any Indenture Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Indenture Holders” means the Persons holding Indenture Obligations, including the Noteholders, the Trustee and the Collateral Agent.

“Indenture Mortgages” means a collective reference to each mortgage, deed of trust, deed to secure debt and any other agreement, document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Indenture Obligations or under which rights or remedies with respect to any such Liens are governed.

“Indenture Obligations” means all Obligations in respect of the Notes or arising under the Indenture Documents. Indenture Obligations shall include all interest accrued (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Indenture Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Indenture Pledge Agreement” means the Ownership Interest and Intercompany Note Pledge and Security Agreement dated as of April 4, 2012, by and among the Grantors and the Collateral Agent, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time in accordance with its terms and this Agreement.

“Indenture Priority Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, (other than any Excluded Assets or the Credit Facility Priority Collateral).

“Indenture Security Agreement” means the Security Agreement dated as of April 4, 2013, among Holdings, the other Grantors and the Collateral Agent, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time in accordance with its terms and  this Agreement.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor, in each case to the extent constituting an event of default under any Secured Debt Document.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, patents, patent applications, copyrights, licenses, trademarks, trade names, trade secrets, mask work, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of April 4, 2012, by the Grantors in favor of the Collateral Agent, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time in accordance with its terms and this Agreement.

“Intercreditor Joinder” means with respect to the provisions of this Agreement relating to any Additional Secured Debt or a Revolving Substitute Facility, an agreement substantially in the form of Exhibit B.

“Interest Swap Obligations” means the obligations of any Person pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

“Inventory” means, as to each Grantor, all of such Grantor’s “inventory,” as such term is defined in the UCC, whether now owned or hereafter acquired.

“Investment Property” means, as to each Grantor, all of such Grantor’s “investment property,” as such term is defined in the UCC, whether now owned or hereafter acquired.

“Landlord Waivers” means any or all, as the context may require, of the landlord waivers granted as of the date hereof or hereafter to the Collateral Agent or the Credit Facility Agent in connection with the leasehold interests in real property with respect to which any Grantor is a tenant or subtenant.

“Lien” means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“Maximum Credit Facility Principal Amount” means the sum of (A) the greater of (x) $50.0 million and (y) 48% of the Borrowing Base as of the date of such incurrence of Indebtedness plus (B) the amount of additional Indebtedness incurred pursuant to the Credit Agreement, the proceeds of which are used solely to redeem, repurchase, tender for or otherwise retire for value Notes, including the payment of accrued interest, premiums and fees with respect thereto.

“Noteholders” means the Persons holding Notes from time to time.

“Notes” means (a) the 13.0% Senior Secured Notes due 2020 issued by Holdings and (b) any notes issued in exchange or replacement therefor pursuant to the Indenture.

“Obligations” means any and all (a) obligations with respect to the payment of any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness under any of the Credit Facility Documents or any of the Indenture Documents or any other Secured Debt Documents, as applicable, including any reimbursement obligation in respect of any letter of credit, (b) obligations with respect to the payment of any fees, indemnification obligations, damages, expense reimbursement obligations or other liabilities payable under the documentation governing any such Indebtedness (including any fees and expenses arising or accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed in such proceeding), (c) any obligation to post cash collateral in respect of letters of credit and any other obligations under the Secured Debt Documents, or (d) any Cash Management Obligations or Interest Swap Obligations under the Credit Facility Documents.

“Person” means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

“Pledged Collateral” means any Common Collateral the possession or control of which is necessary to perfect or enhance the priority of a Lien thereon under the Uniform Commercial Code.

“Priority Liens” means all Liens that secure Priority Lien Obligations.

“Priority Lien Collateral Documents” means the Indenture Collateral Documents and all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by any Grantor pursuant to which a Lien is granted securing any Priority Lien Obligations or under which rights or remedies with respect to such Liens are governed, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to  time, in accordance with its terms and this Agreement.

“Priority Lien Debt” means (x) all Obligations of the Grantors under the Indenture Documents and (y) any additional notes or other Indebtedness that was permitted to be incurred and secured with the priority and ranking applicable to Priority Liens hereunder under each applicable Secured Debt Document and that is secured by a Priority Lien held by a Priority Lien Representative; provided that in the case of any additional notes or other Indebtedness referred to in clause (y) of this definition:  (i) on or before the date on which such Indebtedness is incurred by any Grantor, such Indebtedness is designated by AA USA as “Priority Lien Debt” for the purposes of the Secured Debt Documents and this Agreement in an Additional Secured Debt Designation executed and delivered in accordance with Section 8.17 hereof, (ii) the Priority Lien Representative for such Indebtedness (other than any additional notes issued under the Indenture Documents) executes and delivers an Intercreditor Joinder in accordance with Section 8.17 and (iii) all other requirements set forth in Section 8.17 have been complied with.

“Priority Lien Documents” means the Indenture Documents and the indenture, credit agreement or other agreement governing each other Series of Priority Lien Debt and the Priority Lien Collateral Documents, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Priority Lien Obligations” means Priority Lien Debt and all other Obligations in respect thereof.

“Priority Lien Representative” means (a) in the case of the Notes, the Collateral Agent or (b) in the case of any other Series of Priority Lien Debt, the trustee, agent or representative of the holders of such Series of Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt and (i) is appointed as a Priority Lien Representative (for purposes related to the administration of the Collateral Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Priority Lien Debt, together with its successors in such capacity, and (ii) has executed an Intercreditor Joinder.

“Priority Lien Secured Parties” means the holders of  Priority Lien Obligations and each Priority Lien Representative.

“Replaces” means in respect of any agreement with reference to the Credit Agreement or the Credit Facility Claims or any Revolving Substitute Facility, that such agreement, refunds, refinances or replaces the Credit Agreement or such Revolving Substitute Facility in whole (in a transaction that is in compliance with Section 8.18) and that all commitments thereunder are terminated.  “Replace”, “Replaced” and “Replacement” shall have correlative meanings.

“Required Subordinated Lien Debtholders” means, at any time, the holders of the Series of Subordinated Lien Debt that has the greatest principal amount of Subordinated Lien Debt outstanding at such time that are permitted under the Subordinated Lien Documents relating to such Series to authorize the taking of actions under this Agreement.

“Revolving Substitute Facility” means any facility with respect to which the requirements contained in Section 8.18 have been satisfied and that Replaces the Credit Agreement then in existence. For the avoidance of doubt, no Revolving Substitute Facility shall be required to be a revolving loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Credit Facility Lien securing such Revolving Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Secured Debt” means Indebtedness of the Grantors under the Credit Facility Documents, the Priority Lien Documents and any Subordinated Lien Documents.

“Secured Debt Documents” means the Credit Facility Documents, the Priority Lien Documents and the Subordinated Lien Documents.

“Secured Debt Representative” means each of the Credit Facility Agent, each Priority Lien Representative and each Subordinated Lien Representative (and “Secured Debt Representatives” means all of them).

“Secured Obligations” means Credit Facility Claims, the Priority Lien Obligations and the Subordinated Lien Obligations.

“Secured Parties” means the holders of Secured Obligations and the Secured Debt Representatives.

“Series of Priority Lien Debt” means, severally, the Notes and any additional notes issued under the Indenture and each other issue or series of Priority Lien Debt for which a single transfer register is maintained or otherwise constituting an incurrence of Indebtedness in a single transaction.

“Series of Secured Debt” means, severally, any Indebtedness under any Credit Facility Documents, each Series of Priority Lien Debt and each Series of Subordinated Lien Debt.

“Series of Subordinated Lien Debt” means, severally, each issue or series of Subordinated Lien Debt for which a single transfer register is maintained or otherwise constituting an incurrence of Indebtedness in a single transaction.

“Subordinated Lien” means any Lien of a Subordinated Lien Representative or any other of the Subordinated Lien Secured Parties, at any time, upon any property of any Grantor that secures or purports to secure  the Subordinated Lien Obligations.

“Subordinated Lien Collateral Documents” means all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by any Grantor pursuant to which a Lien is granted securing or purporting to secure any Subordinated Lien Obligations or under which rights or remedies with respect to such Liens are governed, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Subordinated Lien Debt” means any Indebtedness of any Grantor that is secured on a subordinated basis to the Priority Lien Debt and the Credit Facility Claims by a Subordinated Lien that was permitted to be incurred and so secured under each applicable Secured Debt Document and with respect to which the requirements of Section 8.17 have been satisfied.

“Subordinated Lien Documents” means, collectively, any indenture, credit agreement or other agreement governing each Series of Subordinated Lien Debt and the security documents and other agreements related thereto, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and this Agreement.

“Subordinated Lien Obligations” means Subordinated Lien Debt and all other Obligations in respect thereof.

“Subordinated Lien Representative” means the trustee, agent or representative for any Series of Subordinated Lien Debt who maintains the transfer register for such Subordinated Lien Debt and (i) is appointed as a Subordinated Lien Representative (for purposes related to the administration of the

Collateral Documents) pursuant to the indenture, credit agreement or other agreement governing such Subordinated Lien Debt, together with its successors in such capacity, and (ii) has executed an Intercreditor Joinder.

“Subordinated Lien Secured Parties” means the holders of Subordinated Lien Obligations and each Subordinated Lien Representative.

“Subsidiary” with respect to any Person, means:

(1)                                 any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or

(2)                                 any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

“Trustee” has the meaning set forth in the preamble.

“Uniform Commercial Code” and “UCC” mean the Uniform Commercial Code as in effect from time to time in the State of New York.

(b)                                 Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  The word “from” shall be construed to have the same meaning as “from and including”.  Each of the words “to” and “until” shall be construed to have the same meaning as “to but excluding”.  The word “through” shall be construed to have the same meaning as “to and including”.  Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) any reference herein to any Grantor shall be construed to include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Sections shall be construed to refer to Sections of this Agreement, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(c)                                  Headings.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 2.                            Lien Priorities

2.1                               Subordination

(a)                                 Notwithstanding (i) the date, manner or order of grant, attachment or perfection of any Liens (including the time of filing or recording of financing statements, mortgages or other documents filed or recorded to perfect any Liens or the time of taking possession or control over any

Collateral) granted to any of the Priority Lien Secured Parties or the Subordinated Lien Secured Parties on the Credit Facility Priority Collateral or of any Liens granted to the Credit Facility Agent or the Credit Facility Lenders on the Credit Facility Priority Collateral, (ii) any provision of the UCC or any other applicable law or the Priority Lien Documents, the Subordinated Lien Documents or the Credit Facility Documents or any other circumstance whatsoever and (iii) any rules for determining priority under any law governing relative priorities of Liens, each of the Secured Debt Representatives, on behalf of itself and the Secured Parties it represents, hereby agrees that, so long as the Discharge of Credit Facility Claims has not occurred: (a) any Lien on the Credit Facility Priority Collateral now or hereafter held by or on behalf of the Credit Facility Agent or any Credit Facility Lenders or any agent or trustee therefor securing any Credit Facility Claims, shall be senior in all respects and prior to any Lien thereon that secures any of the Priority Lien Obligations (except for Excess Credit Facility Claims) and any of the Subordinated Lien Obligations; and (b) any Lien on such Credit Facility Priority Collateral now or hereafter held by or on behalf of the Priority Lien Secured Parties, the Subordinated Lien Secured Parties or any agent or trustee therefor securing any Priority Lien Obligations or Subordinated Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinated in all respects to all Liens thereon that secure any Credit Facility Claims (except for Excess Credit Facility Claims).

(b)                                 Notwithstanding (i) the date, manner or order of grant, attachment or perfection of any Liens (including the time of filing or recording of financing statements, mortgages or other documents filed or recorded to perfect any Liens or the time of taking possession or control over any Collateral) granted to the Credit Facility Agent or the Credit Facility Lenders or any of the Subordinated Lien Secured Parties on the Indenture Priority Collateral or of any Liens granted to any of the Priority Lien Secured Parties on the Indenture Priority Collateral, (ii) any provision of the UCC or any other applicable law or the Credit Facility Documents, the Priority Lien Documents or the Subordinated Lien Documents or any other circumstance whatsoever and (iii) any rules for determining priority under any law governing relative priorities of Liens, each of the Secured Debt Representatives, on behalf of itself and the Secured Parties it represents, hereby agrees that, so long as the Discharge of Priority Lien Obligations has not occurred: (a) any Lien on the Indenture Priority Collateral now or hereafter held by or on behalf of any of the Priority Lien Secured Parties or any agent or trustee therefor securing any Priority Lien Obligations, shall be senior in all respects and prior to any Lien thereon that secures any of the Credit Facility Claims (except for Excess Indenture Obligations) and any of the Subordinated Lien Obligations; and (b) any Lien on such Indenture Priority Collateral now or hereafter held by or on behalf of the Credit Facility Agent or any Credit Facility Lenders, the Subordinated Lien Secured Parties or any agent or trustee therefor securing any Credit Facility Claims or Subordinated Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinated in all respects to all Liens thereon that secure any Priority Lien Obligations (except for Excess Indenture Obligations).

(c)                                  Notwithstanding (i) the date, manner or order of grant, attachment or perfection of any Liens (including the time of filing or recording of financing statements, mortgages or other documents filed or recorded to perfect any Liens or the time of taking possession or control over any Collateral) granted to any of the Subordinated Lien Secured Parties on the Indenture Priority Collateral or of any Liens granted to the Credit Facility Agent or the Credit Facility Lenders on the Indenture Priority Collateral, (ii) any provision of the UCC or any other applicable law,  the Subordinated Lien Documents or the Credit Facility Documents or any other circumstance whatsoever and (iii) any rules for determining priority under any law governing relative priorities of Liens, each of the Secured Debt Representatives, on behalf of itself and the Secured Parties it represents, hereby agrees that, so long as the Discharge of Credit Facility Claims has not occurred: (a) any Lien on the Indenture Priority Collateral now or hereafter held by or on behalf of the Credit Facility Agent or any Credit Facility Lenders or any agent or trustee therefor securing any Credit Facility Claims, shall be senior in all respects and prior to any Lien thereon that secures any of the Subordinated Lien Obligations; and (b) any Lien on such Indenture Priority Collateral now or hereafter held by or on behalf of the Subordinated Lien Secured Parties or any agent or trustee therefor securing any Subordinated Lien Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens thereon that secure any Credit Facility Claims.

(d)                                 As between and among the Secured Parties, the terms of this Agreement, including the priorities set forth above, shall govern even if part or all of the Credit Facility Claims, Priority Lien Obligations or Subordinated Lien Obligations or any Liens securing payment and performance thereof are not perfected or are subordinated, avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

2.2                               Prohibition on Contesting Liens

Each Secured Debt Representative, on behalf of itself and the Secured Parties it represents, agrees that it shall not and hereby waives any right to contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection or enforceability of a Lien held by or on behalf of any of the Credit Facility Lenders in the Common Collateral, by or on behalf of any of the Priority Lien Secured Parties in the Common Collateral, or by or on behalf of any of the Subordinated Lien Secured Parties in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of: (a) the Credit Facility Agent or any Credit Facility Lender to enforce this Agreement, including the priority of the Liens on Credit Facility Priority Collateral securing the Credit Facility Claims as provided in Section 2.1(a); or (b) the Authorized Priority Lien Representative to enforce this Agreement, including the priority of the Liens on Indenture Priority Collateral securing the Priority Lien Obligations as provided in Section 2.1(b).

2.3                               No New Liens

(a)                                 The Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, agrees that, so long as the Discharge of Priority Lien Obligations has not occurred, it shall not obtain a Lien on any asset or property of any Grantor (other than such Liens granted as of the date hereof) unless each of the Priority Lien Representatives concurrently obtains a Lien thereon or waives its rights under this sentence, provided, however, that the refusal of a Priority Lien Representative to accept a Lien on any property of any Grantor shall not prohibit the taking of a Lien by the Credit Facility Agent.

(b)                                 Each Priority Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that, so long as the Discharge of Credit Facility Claims has not occurred, it shall not obtain a Lien on any asset or property of any Grantor (other than such Liens granted as of the date hereof) unless the Credit Facility Agent concurrently obtains a Lien thereon or waives its rights under this sentence, provided, however, that the refusal of the Credit Facility Agent to accept a Lien on any property of any Grantor shall not prohibit the taking of a Lien by the Priority Lien Representatives.

(c)                                  If any Priority Lien Representative or Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, shall acquire any Lien on any property of any Grantor or any of its Subsidiaries securing any Priority Lien Obligations or Subordinated Lien Obligations, as applicable, which property is not also subject to the Lien of the Credit Facility Agent and such property would otherwise be Credit Facility Priority Collateral, then such Priority Lien Representative or Subordinated Lien Representative, as the case may be, shall, without the need for any further consent of any other Person (x) hold and be deemed to have held such Lien and security interest on such property for the benefit of the Credit Facility Agent, on behalf of itself and the Credit Facility

Lenders, with respect to the Credit Facility Priority Collateral as security for the Credit Facility Claims, or (y) if directed by the Credit Facility Agent, release such Lien.  If the Credit Facility Agent or any Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, shall acquire any Lien on any property of any Grantor or any of its Subsidiaries securing any Credit Facility Claims or Subordinated Lien Obligations, as applicable, which property is not also subject to the Lien of each of the Priority Lien Representatives, on behalf of itself and the Secured Parties it represents, and such property would otherwise be Indenture Priority Collateral, then the Credit Facility Agent or Subordinated Lien Representative, as the case may be, shall, without the need for any further consent of any other Person (x) hold and be deemed to have held such Lien and security interest on such property for the benefit of the Priority Lien Representatives, on behalf of itself and the Secured Parties they represent, with respect to the Indenture Priority Collateral as security for the Priority Lien Obligations, or (y) if directed by the Authorized Priority Lien Representative, release such Lien.  To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1.  To the extent the provisions in Section 2.3 are not complied with for any reason, without limiting any other right or remedy available to the Secured Debt Representatives, as applicable, each of the Secured Debt Representatives, on behalf of itself and the Secured Parties it represents, agree that any amounts received by or distributed to any of the Secured Parties pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to Section 4.1.

(d)                                 The parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations within each Class will be secured equally and ratably by the Liens established in favor of the applicable Secured Debt Representative for the benefit of the Secured Parties belonging to such Class, notwithstanding the time of incurrence of any Secured Obligations within such Class or time or method of creation or perfection of any Liens securing such Secured Obligations within such Class (but subject in all respects to the provisions of the Secured Debt Documents of such Class, including provisions relating to application of proceeds of payment or Collateral).  It is understood and agreed that nothing in this Section 2.3(d) is intended to alter the priorities among Secured Parties belonging to different Classes as provided in Section 2.1.

2.4                               Perfection of Liens

None of the Credit Facility Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Priority Lien Secured Parties or Subordinated Lien Secured Parties.  None of the Priority Lien Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Credit Facility Lenders or Subordinated Lien Secured Parties.  None of the Subordinated Lien Secured Parties shall be responsible for perfecting and maintaining the perfection of the Liens with respect to the Common Collateral for the benefit of the Priority Lien Secured Parties or Credit Facility Lenders.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Credit Facility Lenders, the Priority Lien Secured Parties and the Subordinated Lien Secured Parties and shall not impose on the Credit Facility Lenders, the Priority Lien Secured Parties or the Subordinated Lien Secured Parties or any agent or trustee therefor, any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with the prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 3.                            Enforcement

3.1                               Exercise of Remedies in Respect of Credit Facility Priority Collateral

(a)                                 So long as the Discharge of Credit Facility Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, (i) the Priority Lien Secured Parties and the Subordinated Lien Secured Parties shall not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Credit Facility Priority Collateral that secures any Priority Lien Obligations or Subordinated Lien Obligations, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Credit Facility Agent or any Credit Facility Lender, exercise any right under any Priority Lien Document, Subordinated Lien Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Priority Lien Secured Party or Subordinated Lien Secured Party is a party relating to any Credit Facility Priority Collateral, or exercise any other rights and remedies relating to the Credit Facility Priority Collateral under the Priority Lien Documents, the Subordinated Lien Documents or otherwise, or object to the forbearance by the Credit Facility Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Credit Facility Priority Collateral, and (ii) the Credit Facility Agent and the Credit Facility Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Credit Facility Priority Collateral without any consultation with or the consent of any Priority Lien Secured Party or Subordinated Lien Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, the Authorized Priority Lien Representative may file a proof of claim or statement of interest with respect to the Priority Lien Obligations, subject to the limitations contained in this Agreement, and the Authorized Subordinated Lien Representative may file a proof of claim or statement of interest with respect to the Subordinated Lien Obligations, subject to the limitations contained in this Agreement, (B) the Authorized Priority Lien Representative may take any action (not adverse to the prior Liens on the Credit Facility Priority Collateral that secures the Priority Lien Obligations, or the rights of the Credit Facility Agent or the Credit Facility Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Credit Facility Priority Collateral so long as such action is consistent with the terms and limitations on the Priority Lien Secured Parties imposed by this Agreement and the Authorized Subordinated Lien Representative may take any action (not adverse to the prior Liens on the Credit Facility Priority Collateral that secures the Subordinated Lien Obligations, or the rights of the Credit Facility Agent or the Credit Facility Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Credit Facility Priority Collateral so long as such action is consistent with the terms and limitations on the Subordinated Lien Secured Parties imposed by this Agreement and (C) the Authorized Priority Lien Representative may take any action to foreclose upon any such Credit Facility Priority Collateral so long as (1) 180 days have elapsed from the date that the Authorized Priority Lien Representative shall have given written notice to the Credit Facility Agent of the occurrence of an Event of Default (under and as defined in the relevant Priority Lien Documents) and the acceleration of the maturity of the Indenture Obligations (or, if the Indenture Obligations are no longer outstanding, the Series of Priority Lien Debt that has the greatest principal amount of Priority Lien Debt outstanding), (2) the Credit Facility Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against such Credit Facility Priority Collateral at the end of such 180-day period and (3) the proceeds received by any Priority Lien Secured Party in connection with such foreclosure action by the Authorized Priority Lien Representative is applied pursuant to Section 4.1; provided that, to the extent the Credit Facility Agent or the Credit Facility Lenders are stayed or otherwise prohibited by law from exercising such rights or remedies in respect of the relevant Credit Facility Priority Collateral during such 180-day period, then the foregoing 180-day period shall be automatically extended by the number of days of such stay or prohibition; and provided further that none of the Priority Lien Secured Parties or any Subordinated Lien Secured Parties may take any action with respect to any deposit accounts or securities accounts which constitute Credit Facility Priority Collateral or take any action that interferes with the collection of Accounts without the prior written consent of the Credit Facility Agent.  In exercising rights and remedies with respect to the Credit Facility Priority Collateral, the Credit Facility Agent and the Credit Facility Lenders may enforce the provisions of the Credit Facility Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Credit Facility Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                 Subject to the first proviso to the first sentence of Section 3.1(a) above and without limiting the effect of other provisions of this Agreement, each Priority Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Credit Facility Priority Collateral that secures any Priority Lien Obligations or any proceeds of such Credit Facility Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such Credit Facility Priority Collateral (or in respect of any such Credit Facility Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of Credit Facility Claims has occurred.  Each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Credit Facility Priority Collateral that secures any Subordinated Lien Obligations or any proceeds of such Credit Facility Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such Credit Facility Priority Collateral (or in respect of any such Credit Facility Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations has occurred.  Without limiting the generality of the foregoing, (x) unless and until the Discharge of Credit Facility Claims has occurred, except as expressly provided in the first proviso to the first sentence of Section 3.1(a) above, the sole right of the Priority Lien Secured Parties with respect to such Credit Facility Priority Collateral is to hold a Lien on such Credit Facility Priority Collateral pursuant to the Priority Lien Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Credit Facility Claims has occurred, and (y) unless and until the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations has occurred, except as expressly provided in the first proviso to the first sentence of Section 3.1(a) above, the sole right of the Subordinated Lien Secured Parties with respect to such Credit Facility Priority Collateral is to hold a Lien on such Credit Facility Priority Collateral pursuant to the Subordinated Lien Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Credit Facility Claims and the Discharge of the Priority Lien Obligations has occurred.

(c)                                  Subject to the first proviso to the first sentence of Section 3.1(a) above and without limiting the effect of other provisions of this Agreement, (i) each Priority Lien Representative and Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that the Priority Lien Secured Parties or the Subordinated Lien Secured Parties, as applicable, will not take any action that would hinder any exercise of remedies undertaken by the Credit Facility Agent under the Credit Facility Documents with respect to the Credit Facility Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the Credit Facility Priority Collateral, whether by foreclosure or otherwise, and (ii) each Priority Lien Representative and Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby waives any and all rights it or the Priority Lien Secured Parties or the Subordinated Lien Secured Parties, as applicable, may have as a junior lien creditor to object to the manner in which the Credit Facility Agent or the Credit Facility Lenders seek to enforce or collect the Credit Facility Claims or the Liens granted in any Credit Facility Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Credit Facility Agent or Credit Facility Lenders is adverse to the interest of the Priority Lien Secured Parties or the Subordinated Lien Secured Parties.

(d)                                                         Each Priority Lien Representative and Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Priority Lien Document or Subordinated Lien Document shall be deemed to restrict in any way the rights and remedies of the Credit Facility Agent or the Credit Facility Lenders with respect to the Credit Facility Priority Collateral as set forth in this Agreement and the Credit Facility Documents.

(e)                                                          Notwithstanding the Discharge of Priority Lien Obligations, so long as the Discharge of Credit Facility Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, (i) the Subordinated Lien Secured Parties shall not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Indenture Priority Collateral that secures any Subordinated Lien Obligations, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Credit Facility Agent or any Credit Facility Lender, exercise any right under any Subordinated Lien Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Subordinated Lien Secured Party is a party relating to any Indenture Priority Collateral, or exercise any other rights and remedies relating to the Indenture Priority Collateral under the Subordinated Lien Documents or otherwise, or object to the forbearance by the Credit Facility Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Indenture Priority Collateral, and (ii) the Credit Facility Agent and the Credit Facility Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Indenture Priority Collateral without any consultation with or the consent of any Subordinated Lien Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, the Authorized Subordinated Lien Representative may file a proof of claim or statement of interest with respect to the Subordinated Lien Obligations, subject to the limitations contained in this Agreement, (B) the Authorized Subordinated Lien Representative may take any action (not adverse to the prior Liens on the Indenture Priority Collateral that secures the Subordinated Lien Obligations, or the rights of the Credit Facility Agent or the Credit Facility Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Indenture Priority Collateral so long as such action is consistent with the terms and limitations on the Subordinated Lien Secured Parties imposed by this Agreement.  In exercising rights and remedies with respect to the Indenture Priority Collateral after the Discharge of the Priority Lien Obligations, the Credit Facility Agent and the Credit Facility Lenders may enforce the provisions of the Credit Facility Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Indenture Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.  The Subordinated Lien

Representative, on behalf of itself and the Secured Parties it represents, agrees that the Subordinated Lien Secured Parties will not take any action that would hinder any exercise of remedies undertaken by the Credit Facility Agent under the Credit Facility Documents with respect to the Indenture Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the Indenture Priority Collateral, whether by foreclosure or otherwise, and (ii) the Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby waives any and all rights it or the Subordinated Lien Secured Parties may have as a junior lien creditor to object to the manner in which the Credit Facility Agent or the Credit Facility Lenders seek to enforce or collect the Credit Facility Claims or the Liens granted in any Indenture Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Credit Facility Agent or Credit Facility Lenders is adverse to the interest of the Subordinated Lien Secured Parties. The Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Subordinated Lien Document shall be deemed to restrict in any way the rights and remedies of the Credit Facility Agent or the Credit Facility Lenders with respect to the Indenture Priority Collateral as set forth in this Agreement and the Credit Facility Documents.

3.2                               Exercise of Remedies in Respect of Indenture Priority Collateral

(a)                                 So long as the Discharge of Priority Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, (i) the Credit Facility Agent and the Credit Facility Lenders and the Subordinated Lien Secured Parties shall not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Indenture Priority Collateral that secures any Credit Facility Claims or Subordinated Lien Obligations, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), contest, protest or object to any foreclosure proceeding or action brought by the Authorized Priority Lien Representative, exercise any right under any Credit Facility Document, Subordinated Lien Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party is a party relating to any Indenture Priority Collateral, or exercise any other rights and remedies relating to the Indenture Priority Collateral under the Credit Facility Documents, the Subordinated Lien Documents or otherwise, or object to the forbearance by the Authorized Priority Lien Representative from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Indenture Priority Collateral and (ii) the Authorized Priority Lien Representative shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Indenture Priority Collateral without any consultation with or the consent of the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, the Credit Facility Agent may file a proof of claim or statement of interest with respect to the Credit Facility Claims, subject to the limitations contained in this Agreement and the Authorized Subordinated Lien Representative may file a proof of claim or statement of interest with respect to the Subordinated Lien Obligations, subject to the limitations contained in this Agreement, (B) the Credit Facility Agent may take any action (not adverse to the prior Liens on the Indenture Priority Collateral that secures the Credit Facility Claims, or the rights of the Authorized Priority Lien Representative to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Indenture Priority Collateral so long as such action is consistent with the terms and limitations on the Credit Facility Agent and the Credit Facility Lenders imposed by this Agreement and the Authorized Subordinated Lien Representative may take any action (not adverse to the prior Liens on the Indenture Priority Collateral that secures the Subordinated Lien Obligations, or the rights of the Authorized Priority Lien Representative to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Indenture Priority Collateral so long as such action is consistent with the terms and limitations on the

Subordinated Lien Secured Parties imposed by this Agreement and (C) the Credit Facility Agent may take any action to foreclose upon any such Indenture Priority Collateral so long as (1) 210 days have elapsed from the date that the Credit Facility Agent shall have given written notice to the Authorized Priority Lien Representative of the occurrence of an Event of Default under and as defined in the Credit Facility Documents and the acceleration of the maturity of the Credit Facility Claims, (2) the Authorized Priority Lien Representative is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against such Indenture Priority Collateral at the end of such 210-day period and (3) the proceeds received by the Credit Facility Agent or any Credit Facility Lender in connection with such foreclosure action by the Credit Facility Agent is applied pursuant to Section 4.1; provided further that, to the extent the Authorized Priority Lien Representative is stayed or otherwise prohibited by law from exercising such rights or remedies in respect of the relevant Indenture Priority Collateral during such 210-day period, then the foregoing 210-day period shall be automatically extended by the number of days of such stay or prohibition.  In exercising rights and remedies with respect to the Indenture Priority Collateral, the Authorized Priority Lien Representative may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole discretion but subject to the terms of this Agreement, including Section 3.2(f).  Such exercise and enforcement shall include the rights of an agent appointed by it to sell or otherwise dispose of the Indenture Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)                                 Subject to the first proviso to the first sentence of Section 3.2(a) above and without limiting the effect of other provisions of this Agreement, the Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Indenture Priority Collateral that secures any Credit Facility Claims or any proceeds of such Indenture Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such Indenture Priority Collateral (or in respect of any such Indenture Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of Priority Lien Obligations has occurred.  Each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Indenture Priority Collateral that secures any Subordinated Lien Obligations or any proceeds of such Indenture Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such Indenture Priority Collateral (or in respect of any such Indenture Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations has occurred.  Without limiting the generality of the foregoing, (x) unless and until the Discharge of Priority Lien Obligations has occurred, except as expressly provided in the first proviso to the first sentence of Section 3.2(a) above, the sole right of the Credit Facility Agent and the Credit Facility Lenders with respect to such Indenture Priority Collateral is to hold a Lien on such Indenture Priority Collateral pursuant to the Credit Facility Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Priority Lien Obligations has occurred, and (y) unless and until the Discharge of Priority Lien Obligations  and the Discharge of Credit Facility Claims has occurred, except as expressly provided in the first proviso to the first sentence of Section 3.2(a) above, the sole right of the Subordinated Lien Secured Parties with respect to such Indenture Priority Collateral is to hold a Lien on such Indenture Priority Collateral pursuant to the Subordinated Lien Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Priority Lien Obligations and the Discharge of Credit Facility Claims has occurred.

(c)                                  Subject to the first proviso to the first sentence of Section 3.2(a) above and without limiting the effect of other provisions of this Agreement, (i) each Subordinated Lien Representative and the Credit Facility Agent, for itself and on behalf of the Secured Parties it represents, agrees that the Subordinated Lien Secured Parties or the Credit Facility Agent and the Credit Facility Lenders, as applicable, will not take any action that would hinder any exercise of remedies undertaken by the Authorized Priority Lien Representative under the Priority Lien Documents with respect to the Indenture Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the Indenture Priority Collateral, whether by foreclosure or otherwise, and (ii) each Subordinated Lien Representative and the Credit Facility Agent, for itself and on behalf of the Secured Parties it represents, hereby waives any and all rights it or the Subordinated Lien Secured Parties or the Credit Facility Lenders, as applicable, may have as a junior lien creditor to object to the manner in which the Authorized Priority Lien Representative seeks to enforce or collect the Priority Lien Obligations or the Liens granted in any Indenture Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Authorized Priority Lien Representative  is adverse to the interest of the Subordinated Lien Secured Parties or the Credit Facility Lenders.

(d)                                 Each Subordinated Lien Representative and the Credit Facility Agent, on behalf of itself and the Secured Parties it represents, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Subordinated Lien Document or Credit Facility Document, as applicable, shall be deemed to restrict in any way the rights and remedies of the Authorized Priority Lien Representative with respect to the Indenture Priority Collateral as set forth in this Agreement and the Priority Lien Documents.

(e)                                  Subject to the terms and provisions of this Agreement, the Priority Lien Representatives, the Priority Lien Secured Parties, the Credit Facility Agent, the Credit Facility Lenders, the Subordinated Lien Representatives, and the Subordinated Lien Secured Parties may, in accordance with applicable law, exercise any rights and exercise remedies against any Grantor that could be exercised as an unsecured creditor.  Notwithstanding the above, in the event that any of the Priority Lien Representatives, the Priority Lien Secured Parties, the Credit Facility Agent, the Credit Facility Lenders, the Subordinated Lien Representatives, or the Subordinated Lien Secured Parties becomes a judgment Lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien  will be subject to the terms of this Agreement for all purposes.

(f)                                   If any Priority Lien Representative or a purchaser at a foreclosure sale conducted in foreclosure of any Lien held by such Priority Lien Representative takes actual possession of any documentation of any Grantor (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of such Priority Lien Representative or the foreclosure purchaser), then upon request of the Credit Facility Agent and reasonable advance notice, such Priority Lien Representative or such foreclosure purchaser will permit the Credit Facility Agent or its representative to inspect and copy such documentation.

(g)                                  Each Priority Lien Representative will consent to allow the Credit Facility Agent and its officers, employees and agents reasonable and non-exclusive access to and use of any real property, Intellectual Property, equipment and fixtures of any Grantor, for a period not exceeding 180 days; provided, that, to the extent the Credit Facility Agent is stayed or otherwise prohibited by law from exercising such rights or remedies in respect of the relevant Credit Facility Priority Collateral during such 180-day period, then the foregoing 180-day period shall be automatically extended by the number of days of such stay or prohibition (such 180-day period, as extended, the “Sale Period”), as necessary or reasonably appropriate to arrange for and effect the disposition, removal and/or sale of such Credit Facility Priority Collateral (including the packaging, removal or sale of such Credit Facility Priority Collateral), by public auction, private sale, or any other lawful manner, subject to the following:

(i)                                                                                     the Sale Period shall commence on the earlier of (x) date that the Authorized Priority Lien Representative shall have given the Credit Facility Agent notice of its obtaining or being granted (by a court of competent jurisdiction) possession of a real property location, or Indenture Priority Collateral at a real property location, which also contains Credit Facility Priority Collateral and (y) the date specified by the Credit Facility Agent in a notice to the Authorized Priority Lien Representative that a Sale Period is to commence and shall terminate on the earliest to occur of (A) the day which is 180 days (as such period may be extended as provided in Section 3.2(g) above) thereafter, (B) the day on which such Credit Facility Priority Collateral (other than any such Credit Facility Priority Collateral abandoned by the Credit Facility Agent) has been removed from such real property and (C) the Discharge of Credit Facility Claims; and

(ii)                                                                                  each Priority Lien Representative and foreclosure purchaser shall be entitled, as a condition of permitting such access or use, to demand and receive assurances reasonably satisfactory to it that the access or use requested and all activities incidental thereto will be adequately insured for damage to property and liability to Persons, including property and liability insurance for the benefit of the Priority Lien Secured Parties, at no cost to any Priority Lien Representative or Priority Lien Secured Party, to the extent feasible and to the extent applicable with respect to third parties as are customary for companies similarly situated.

(h)                                 Each Priority Lien Representative and such foreclosure purchaser shall: (i) provide reasonable cooperation, reasonable support and reasonable assistance to the Credit Facility Agent and its officers, employees and agents, in connection with the removal and sale of any Credit Facility Priority Collateral by the Credit Facility Agent and its officers, employees and agents, as provided in Sections 3.2(e) and 3.2(f) above; and (ii) be entitled to receive, from the Credit Facility Agent, fair compensation for the use of equipment that constitutes Indenture Priority Collateral and the use of any real property subject to a mortgage that is Indenture Priority Collateral and reimbursement for their reasonable costs and expenses incurred in connection with such cooperation, support and assistance to the Credit Facility Agent.  No Priority Lien Representative and no foreclosure purchaser (or its transferee or successor) shall otherwise be required to remove, insure, protect, store, safeguard, sell or deliver any Credit Facility Priority Collateral or to provide any support, assistance or cooperation to the Credit Facility Agent in respect thereof.

(i)                                     Notwithstanding anything to the contrary in this Agreement, so long as the Discharge of Credit Facility Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Authorized Priority Lien Representative will not foreclose upon or otherwise sell or dispose of all or substantially all of the Indenture Priority Collateral or institute any action or proceeding with respect thereto (including any action of foreclosure) for a period of 180 days commencing from the date that the Authorized Priority Lien Representative shall have given written notice to the Credit Facility Agent of the occurrence of an Event of Default under and as defined in the Priority Lien Documents; provided, however, that this clause (i) shall not be construed to limit the right of the Authorized Priority Lien Representative to (i) file a proof of claim or statement of interest with respect to the Priority Lien Obligations, subject to the limitations contained in this

Agreement, in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, (ii) take any action in order to preserve or protect its Lien on the Indenture Priority Collateral, or (iii) prepare for, or commence marketing activities for, the foreclosure, sale or other disposition of the Indenture Priority Collateral.

3.3                               Cooperation

(a)                                 Subject to the proviso to the first sentence of Section 3.1(a) above, each Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties it represents, agrees that, unless and until the Discharge of Credit Facility Claims has occurred, it will not commence, or join with any Person (other than the Credit Facility Lenders and the Credit Facility Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any Credit Facility Priority Collateral under any of the Priority Lien Documents or otherwise.  Subject to the first proviso to the first sentence of Section 3.1(a) above, each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties it represents, agrees that, unless and until the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations has occurred, it will not commence, or join with any Person (other than the Credit Facility Lenders and the Credit Facility Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any Credit Facility Priority Collateral under any of the Subordinated Lien Documents or otherwise.

(b)                                 Subject to the proviso to the first sentence of Section 3.2(a) above, the Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, agrees that, unless and until the Discharge of Priority Lien Obligations has occurred, it will not commence, or join with any Person (other than the Priority Lien Secured Parties upon the request of the Authorized Priority Lien Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any Indenture Priority Collateral under any of the Credit Facility Documents or otherwise.  Subject to the first proviso to the first sentence of Section 3.2(a) above, each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties it represents, agrees that, unless and until the Discharge of Priority Lien Obligations and the Discharge of Credit Facility Claims has occurred, it will not commence, or join with any Person (other than the Priority Lien Secured Parties upon the request of the Authorized Priority Lien Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any Indenture Priority Collateral under any of the Subordinated Lien Documents or otherwise.

3.4                               Landlord Waivers

Each Secured Debt Representative, on behalf of itself and the Secured Parties it represents, agrees that the exercise of any right or remedy by the Collateral Agent or the Credit Facility Agent, as the case may be, under the Landlord Waivers is subject to the provisions of this Agreement.

SECTION 4.                            Payments

4.1                               Application of Proceeds

(a)                                 So long as the Discharge of Credit Facility Claims has not occurred, the Credit Facility Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such Credit Facility Priority Collateral upon the exercise of remedies (or in respect of any Credit Facility Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to any Grantor), shall be applied:

(i)                                                                                     first, to the payment of the costs and expenses incurred by the Credit Facility Agent in connection with such sale or other disposition or collection until all such costs and expenses shall have been paid in full in cash;

(ii)                                                                                  second, by the Credit Facility Agent to the Credit Facility Claims in such order as specified in the relevant Credit Facility Documents (or, if an order is not specified in the Credit Facility Documents, in such order determined by the Credit Facility Agent in its sole discretion) until the Discharge of Credit Facility Claims has occurred;

(iii)                                                                               third, by the Authorized Priority Lien Representative to the Priority Lien Obligations on a ratable basis with respect to each Series of Priority Lien Debt in such order as specified in the applicable Priority Lien Documents until the Discharge of Priority Lien Obligations has occurred;

(iv)                                                                              fourth, by the Authorized Subordinated Lien Representative to the Subordinated Lien Obligations on a ratable basis with respect to each Series of Subordinated Lien Debt in such order as specified in the applicable Subordinated Lien Documents until the Subordinated Lien Obligations are paid in full;

(v)                                                                                 fifth, by the Credit Facility Agent to the Excess Credit Facility Claims;

(vi)                                                                              sixth, by the Authorized Priority Lien Representative to the Excess Indenture Obligations; and

(vii)                                                                           seventh, to Holdings or the applicable Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds;

provided, that upon the Discharge of Credit Facility Claims and so long as the Discharge of Priority Lien Obligations has not occurred, the Credit Facility Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such Credit Facility Priority Collateral upon the exercise of remedies (or in respect of any Credit Facility Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to any Grantor), shall be applied as set forth in clause third, then as provided in clause fourth, then as provided in clause sixth and then as provided in clause seventh above.

All funds deposited under Account Agreements and then applied to the Credit Facility Claims will be treated as Credit Facility Priority Collateral, unless after issuance of a notice by the Authorized Priority Lien Representative that it has commenced the exercise of its enforcement rights and remedies and that an Event of Default has occurred and is continuing, the Credit Facility Agent has actual knowledge that any such funds are the identifiable proceeds of Indenture Priority Collateral that have been deposited under Account Agreements without the consent of the Authorized Priority Lien Representative.

(b)                                 So long as the Discharge of Priority Lien Obligations has not occurred, the Indenture Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such Indenture Priority Collateral upon the exercise of remedies (or in respect of any Indenture Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to any Grantor), shall be applied:

(i)                                                                                     first, to the payment of the costs and expenses incurred by the Authorized Priority Lien Representative in connection with such sale or other disposition or collection until all such costs and expenses shall have been paid in full in cash;

(ii)                                                                                  second, by the Authorized Priority Lien Representative to the Priority Lien Obligations on a ratable basis with respect to each Series of Priority Lien Debt in such order as specified in the applicable Priority Lien Documents until the Discharge of Priority Lien Obligations has occurred;

(iii)                                                                               third, by the Credit Facility Agent to the Credit Facility Claims in such order as specified in the relevant Credit Facility Documents (or, if an order is not specified in the Credit Facility Documents, in such order determined by the Credit Facility Agent in its sole discretion) until the Discharge of Credit Facility Claims has occurred;

(iv)                                                                              fourth, by the Authorized Subordinated Lien Representative to the Subordinated Lien Obligations on a ratable basis with respect to each Series of Subordinated Lien Debt in such order as specified in the applicable Subordinated Lien Documents until the Subordinated Lien Obligations are paid in full;

(v)                                                                                 fifth, by the Authorized Priority Lien Representative to the Excess Indenture Obligations;

(vi)                                                                              sixth, by the Credit Facility Agent to the Excess Credit Facility Claims; and

(vii)                                                                           seventh, to Holdings or the applicable Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

provided, that upon the Discharge of Priority Lien Obligations and so long as the Discharge of Credit Facility Claims has not occurred, the Indenture Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such Indenture Priority Collateral upon the exercise of remedies (or in respect of any Indenture Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to any Grantor), shall be applied as set forth in clause third, then as provided in clause fourth, then as provided in clause sixth and then as provided in clause seventh above.

4.2                               Payments Over

(a)                                 Any Credit Facility Priority Collateral or proceeds thereof (or amounts in respect thereof) received by any Priority Lien Secured Party or Subordinated Lien Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Credit Facility Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Credit Facility Agent for the benefit of itself and the Credit Facility Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Credit Facility Agent is hereby authorized to make any such endorsements as agent for the Priority Lien Secured Parties or the Subordinated Lien Secured Parties.  This authorization is coupled with an interest and is irrevocable.

(b)                                 Any Indenture Priority Collateral or proceeds thereof (or amounts in respect thereof) received by the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Indenture Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Authorized Priority Lien Representative in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Authorized Priority Lien Representative is hereby authorized to make any such endorsements as agent for the Credit Facility Agent or any such Credit Facility Lender or any Subordinated Lien Secured Party.  This authorization is coupled with an interest and is irrevocable.

SECTION 5.                            Other Agreements

5.1                               Releases

(a)                                 Releases in Respect of Credit Facility Priority Collateral.

(i)                                                                                     If in connection with:

(A)                               the exercise of the Credit Facility Agent’s remedies in respect of the Credit Facility Priority Collateral; or

(B)                               any sale, lease, exchange, transfer or other disposition of any Credit Facility Priority Collateral that, with respect to this clause (B), is (1) permitted or not prohibited under the terms of the Credit Facility Documents or (2) consented to or required by the Credit Facility Agent, in each case, whether or not an Event of Default as defined in the Credit Facility Documents has occurred and is continuing, the Credit Facility Agent, for itself and on behalf of any of the Credit Facility Lenders, releases any of its Liens on any part of the Credit Facility Priority Collateral, the Liens, if any, of each of the Priority Lien Representatives and Subordinated Lien Representatives, on behalf of itself and the Secured Parties it represents, on such Credit Facility Priority Collateral shall be automatically, unconditionally and simultaneously released and each of the Priority Lien Representatives and Subordinated Lien Representatives, on behalf of itself and the Secured Parties it represents, promptly shall execute and deliver to the Credit Facility Agent or Holdings such termination statements, releases and other documents as the Credit Facility Agent or Holdings may reasonably request to effectively confirm such release.

(ii)                                                                                  Each of the Priority Lien Representatives and Subordinated Lien Representatives, on behalf of itself and the Secured Parties it represents, hereby irrevocably constitutes and appoints the Credit Facility Agent and any officer or agent of the Credit Facility Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Priority Lien Representative or Subordinated Lien Representative, as applicable, or such holder or in the Credit Facility Agent’s own name, from time to time in the Credit Facility Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1(a), including any termination statements, endorsements or other instruments of transfer or release.

(b)                                 Releases in Respect of Indenture Priority Collateral.

(i)                                                                                     If in connection with:

(A)                               the exercise of the Authorized Priority Lien Representative’s remedies in respect of the Indenture Priority Collateral; or

(B)                               any sale, lease, exchange, transfer or other disposition of any Indenture Priority Collateral that, with respect to this clause (B), is (1) permitted or not prohibited under the terms of the Priority Lien Documents or (2) consented to or required by the Authorized Priority Lien Representative, in each case, whether or not an Event of Default as defined in the Priority Lien Documents has occurred and is continuing, the Authorized Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties, releases any of its Liens on any part of the Indenture Priority Collateral, the Liens, if any, of each of the Credit Facility Agent and each Subordinated Lien Representative, for itself and on behalf of the Secured Parties it represents, on such Indenture Priority Collateral shall be automatically, unconditionally and simultaneously released and each of the Credit Facility Agent and each Subordinated Lien Representative, for itself and on behalf of the Secured Parties it represents, promptly shall execute and deliver to the Authorized Priority Lien Representative or Holdings such termination statements, releases and other documents as the Authorized Priority Lien Representative or Holdings may reasonably request to effectively confirm such release.

(ii)                                                                                  The Credit Facility Agent, for itself and on behalf of the Credit Facility Lenders, and each Subordinated Lien Representative, for itself and on behalf of the Subordinated Lien Secured Parties it represents, hereby irrevocably constitutes and appoints the Authorized Priority Lien Representative and any officer or agent of the Authorized Priority Lien Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Credit Facility Agent or such Subordinated Lien Representative, as applicable, or such holder or in the Authorized Priority Lien Representative’s own name, from time to time in the Authorized Priority Lien Representative’s discretion, for the purpose of carrying out the terms of this Section 5.1(b), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1(b), including any termination statements, endorsements or other instruments of transfer or release.

5.2                               Insurance

(a)                                 Unless and until the Discharge of Credit Facility Claims has occurred, the Credit Facility Agent and the Credit Facility Lenders shall have the sole and exclusive right under the Credit Facility Documents, to the extent such a right is granted in the Credit Facility Documents, to adjust settlement for any insurance policy covering the Credit Facility Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding relating to the Credit Facility Priority Collateral.  Unless and until the Discharge of Credit Facility Claims has occurred, all proceeds of any such policy and any such award if in respect to the Credit Facility Priority Collateral shall be paid to the Credit Facility Agent for the benefit of the Credit Facility Lenders to the extent required under the Credit Facility Documents and thereafter to the Authorized Priority Lien Representative for the benefit of the Priority Lien Secured Parties to the extent required under the Priority Lien Documents and thereafter to the Authorized Subordinated Lien Representative for the benefit of the Subordinated Lien Secured Parties to the extent required under the Subordinated Lien Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct.  If any Priority Lien Secured Party or Subordinated Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Credit Facility Agent in accordance with the terms of Section 4.2.

(b)                                 Unless and until the Discharge of Priority Lien Obligations has occurred, the Authorized Priority Lien Representative shall have the sole and exclusive right under the Priority Lien Documents, to the extent such a right is granted in the Priority Lien Documents, to adjust settlement for any insurance policy covering the Indenture Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding relating to the Indenture Priority Collateral.  Unless and until the Discharge of Priority Lien Obligations has occurred, all proceeds of any such policy and any such award if in respect to the Indenture Priority Collateral shall be paid to the Authorized Priority Lien Representative for the benefit of the Priority Lien Secured Parties to the extent required under the Priority Lien Documents and thereafter to the Credit Facility Agent for the benefit of the Credit Facility Lenders to the extent required under the Credit Facility Documents and thereafter to the Authorized Subordinated Lien Representative for the benefit of the Subordinated Lien Secured Parties to the extent required under the Subordinated Lien Documents and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct.  If the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Authorized Priority Lien Representative in accordance with the terms of Section 4.2.

(c)                                  To effectuate the foregoing, each of the Secured Debt Representatives will receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Common Collateral hereunder.  To the extent any proceeds are received for any liability or indemnification and those proceeds are not compensation for a casualty loss with respect to any Indenture Priority Collateral, the proceeds will be applied (x) first, as required or permitted by the Credit Facility Documents, (y) second, as required or permitted by the Priority Lien Documents and (z) third, as required or permitted by the Subordinated Lien Documents.  To the extent any proceeds are received for any liability or indemnification and those proceeds are not compensation for a casualty loss with respect to any Credit Facility Priority Collateral, the proceeds will be applied (x) first, as required or permitted by the Priority Lien Documents, (y) second, as required or permitted by the Credit Facility Documents and (z) third, as required or permitted by the Subordinated Lien Documents.  If any insurance claim includes both Credit Facility Priority Collateral and Indenture Priority Collateral, the insurer will not settle such claim separately with respect to Credit Facility Priority Collateral and Indenture Priority Collateral, and if the Credit Facility Agent and the Authorized Priority Lien Representative are unable after negotiating in good faith to agree on the settlement for such claim, either the Authorized Priority Lien Representative or the Credit Facility Agent may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding.  All proceeds of such insurance shall be remitted to the Credit Facility Agent or the Authorized Priority Lien Representative, as the case may be, and each of the Authorized Priority Lien Representative and Credit Facility Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

5.3                               Legends

(a)                                 Each Priority Lien Representative agrees that the Indenture and each Note and each Priority Lien Collateral Document shall include the following language (or (i) language to similar effect approved by the Credit Facility Agent, or (ii) as revised to the extent necessary to properly refer to any amendment, restatement, replacement or other modification to this Agreement, any refinancing of any of the Secured Debt (including any Replacement of the Credit Agreement) and any designation of Additional Secured Debt):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [insert applicable title of Priority Lien Representative] pursuant to this Agreement and the [insert term for applicable Collateral Documents] and the exercise of any right or remedy by the [insert applicable title of Priority Lien Representative]hereunder and thereunder are subject to the provisions of that certain Intercreditor Agreement dated as of April 4, 2013, by and between: (i) U.S. Bank National Association, as Collateral Agent (and its successors and assigns), for the benefit of the holders from time to time of the Indenture Obligations (as defined therein) and (ii) Capital One Leverage Finance Corp., as Credit Facility Agent (and its successors and assigns), for the benefit of the holders from time to time of the Credit Facility Claims (as defined therein) (as may be amended, restated, modified or supplemented or replaced, from time to time in accordance therewith, the “Intercreditor Agreement”).  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement with respect to lien priority or rights and remedies in connection with the Common Collateral (as defined in the Intercreditor Agreement), the terms of the Intercreditor Agreement shall govern.”

(b)                                 The Credit Facility Agent agrees that the Credit Agreement and each Credit Facility Collateral Document shall include the following language (or (i) language to similar effect approved by the Authorized Priority Lien Representative, or (ii) as revised to the extent necessary to properly refer to any amendment, restatement, replacement or other modification to this Agreement, any refinancing of any of the Secured Debt (including any Replacement of the Credit Agreement) and any designation of Additional Secured Debt):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [insert applicable title of Credit Facility Agent] pursuant to this Agreement and the [insert term for applicable Collateral Documents] and the exercise of any right or remedy by the [insert applicable title of Credit Facility Agent] hereunder and thereunder are subject to the provisions of that certain Intercreditor Agreement dated as of April 4, 2013, by and between: (i) U.S. Bank National Association, as

Collateral Agent (and its successors and assigns), for the benefit of the holders from time to time of the Indenture Obligations (as defined therein) and (ii) Capital One Leverage Finance Corp., as Credit Facility Agent (and its successors and assigns), for the benefit of the holders from time to time of the Credit Facility Claims (as defined therein) (as may be amended, restated, modified or supplemented or replaced, from time to time in accordance therewith, the “Intercreditor Agreement”). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement with respect to lien priority or rights and remedies in connection with the Common Collateral (as defined in the Intercreditor Agreement), the terms of the Intercreditor Agreement shall govern.”

In addition, the Credit Facility Agent agrees that each Credit Facility Collateral Document covering any Indenture Priority Collateral consisting of real property that is filed with any state or other local government agency shall contain such other language as agreed to by the Credit Facility Agent and the Authorized Priority Lien Representative to reflect the subordination of such Credit Facility Collateral Document to the Priority Lien Collateral Document covering such Indenture Priority Collateral consisting of such real property.

(c)                                  Each Subordinated Lien Representative agrees that each Subordinated Lien Collateral Document shall include substantially the following language (or (i) language to similar effect approved by the Credit Facility Agent and the Authorized Priority Lien Representative, or (ii) as revised to the extent necessary to properly refer to any amendment, restatement, replacement or other modification to this Agreement, any refinancing of any of the Secured Debt (including any Replacement of the Credit Agreement) and any designation of Additional Secured Debt):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [insert applicable title of Subordinated Lien Representative] pursuant to this Agreement and the [insert term for applicable Collateral Documents] and the exercise of any right or remedy by the [insert applicable title of Subordinated Lien Representative] hereunder and thereunder are subject to the provisions of that certain Intercreditor Agreement dated as of April 4, 2013, by and between: (i) U.S. Bank National Association, as Collateral Agent (and its successors and assigns), for the benefit of the holders from time to time of the Indenture Obligations (as defined therein) and (ii) Capital One Leverage Finance Corp., as Credit Facility Agent (and its successors and assigns), for the benefit of the holders from time to time of the Credit Facility Claims (as defined therein) (as may be amended, restated, modified or supplemented or replaced, from time to time in accordance therewith, the “Intercreditor Agreement”).  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement with respect to lien priority or rights and remedies in connection with the Common Collateral (as defined in the Intercreditor Agreement), the terms of the Intercreditor Agreement shall govern.”

In addition, the Authorized Subordinated Lien Representative agrees that each Subordinated Lien Collateral Document covering any Indenture Priority Collateral consisting of real property that is filed with any state or other local government agency shall contain such other language as agreed to by the Credit Facility Agent, the Authorized Subordinated Lien Representative and the Authorized Priority Lien

Representative to reflect the subordination of such Subordinated Lien Collateral Document to the Priority Lien Collateral Document covering such Indenture Priority Collateral consisting of such real property.

5.4                               Rights As Unsecured Creditors

(a)                                 Notwithstanding anything to the contrary in this Agreement, each Priority Lien Secured Party may exercise rights and remedies as an unsecured creditor against any Grantor that has guaranteed the Priority Lien Obligations in accordance with the terms of the Priority Lien Documents and applicable law.  Nothing in this Agreement shall prohibit the receipt by any Priority Lien Secured Party of the required payments of interest, premium, if any, and principal on the Priority Lien Obligations and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by such Priority Lien Secured Party of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by it in respect of any Credit Facility Priority Collateral (or received or paid in respect of any Credit Facility Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor).  In the event any Priority Lien Secured Party becomes a judgment Lien  creditor in respect of Credit Facility Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien  shall be subordinated to the Liens securing Credit Facility Claims on the same basis as the other Liens securing the Priority Lien Obligations are so subordinated to such Credit Facility Claims under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Credit Facility Agent or the Credit Facility Lenders may have with respect to the Credit Facility Priority Collateral.

(b)                                 Notwithstanding anything to the contrary in this Agreement, each of the Credit Facility Agent and the Credit Facility Lenders may exercise rights and remedies as an unsecured creditor against any Grantor that has guaranteed the Credit Facility Obligations in accordance with the terms of the Credit Facility Documents and applicable law.  Nothing in this Agreement shall prohibit the receipt by the Credit Facility Agent or any Credit Facility Lenders of the required payments of interest, premium, if any, and principal on the Credit Facility Claims and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by the Credit Facility Agent or any Credit Facility Lender of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them in respect of any Indenture Priority Collateral (or received or paid in respect of any Indenture Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor).  In the event the Credit Facility Agent or any Credit Facility Lender becomes a judgment Lien creditor in respect of Indenture Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien  shall be subordinated to the Liens securing Priority Lien Obligations on the same basis as the other Liens securing the Credit Facility Claims are so subordinated to such Priority Lien Obligations under this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Authorized Priority Lien Representative may have with respect to the Indenture Priority Collateral.

(c)                                  Notwithstanding anything to the contrary in this Agreement, each Subordinated Lien Secured Party may exercise rights and remedies as an unsecured creditor against any Grantor that has guaranteed the Subordinated Lien Obligations in accordance with the terms of the Subordinated Lien Documents and applicable law.  Nothing in this Agreement shall prohibit the receipt by any Subordinated Lien Secured Party of the required payments of interest, premium, if any, and principal on the Subordinated Lien Obligations and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by such Subordinated Lien Secured Party of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by it in respect of any Credit Facility Priority Collateral (or received or paid in respect of any Credit Facility Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor) or of any Indenture Priority Collateral (or received or paid in respect of any Indenture Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor).  In the event any Subordinated Lien Secured Party becomes a judgment Lien  creditor in respect of Credit Facility Priority Collateral or Indenture Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien  shall be subordinated to the Liens securing the Credit Facility Claims on the same basis as the other Liens securing the Subordinated Lien Obligations are so subordinated to such Credit Facility Claims under this Agreement and such judgment Lien shall be subordinated to the Liens securing the Priority Lien Obligations on the same basis as the other Liens securing the Subordinated Lien Obligations are so subordinated to such Priority Lien Obligations under this Agreement.

5.5                               Agent and Bailee for Perfection and Control

(a)                                 Credit Facility Pledged Collateral

(i)                                                                                     The Credit Facility Agent agrees to hold the Pledged Collateral that is part of the Credit Facility Priority Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent and bailee for the Priority Lien Representatives and the Subordinated Lien Representatives and any assignee solely for the purpose of perfecting the security interest (or improving the priority thereof) granted in such Pledged Collateral pursuant to the Priority Lien Documents and the Subordinated Lien Documents, subject to the terms and conditions of this Section 5.5(a).

(ii)                                                                                  Until the Discharge of Credit Facility Claims has occurred, the Credit Facility Agent shall be entitled to deal with such Pledged Collateral in accordance with the terms of the Credit Facility Documents as if the Liens of the Priority Lien Representatives and the Subordinated Lien Representatives under the Priority Lien Collateral Documents and the Subordinated Lien Collateral Documents did not exist.  The rights of the Priority Lien Representatives and the Subordinated Lien Representatives shall at all times be subject to the terms of this Agreement and to the Credit Facility Agent’s rights under the Credit Facility Documents.

(iii)                                                                               The Credit Facility Agent shall have no obligation whatsoever to any Priority Lien Secured Party or Subordinated Lien Secured Party to assure that such Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(a).  The duties or responsibilities of the Credit Facility Agent under this Section 5.5(a) shall be limited solely to holding such Pledged Collateral as agent and bailee for the Priority Lien Representatives and the Subordinated Lien Representatives for purposes of perfecting the Liens (or improving the priority thereof) held by such Priority Lien Representatives and such Subordinated Lien Representatives.

(iv)                                                                              The Credit Facility Agent shall not have, by reason of the Priority Lien Collateral Documents, the Subordinated Lien Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Priority Lien Secured Party or Subordinated Lien Secured Party.

(v)                                                                                 Upon the Discharge of Credit Facility Claims, the Credit Facility Agent shall deliver to the Authorized Priority Lien Representative or, if

applicable, cause the Authorized Priority Lien Representative to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Authorized Priority Lien Representative, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct; provided that if a Discharge of Priority Lien Obligations has already occurred at such time, the Credit Facility Agent shall instead deliver to the Authorized Subordinated Lien Representative or, if applicable, cause the Authorized Subordinated Lien Representative to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Authorized Subordinated Lien Representative, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.  Such Pledged Collateral (if any) will be delivered or control in respect thereof will be made without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Priority Lien Obligation or Subordinated Lien Obligation, together with any necessary endorsements.

(vi)                                                                              Promptly upon the execution of this Agreement by the parties hereto, each Priority Lien Representative and Subordinated Lien Representative will, to the extent permitted by applicable law, deliver to the Credit Facility Agent any Credit Facility Priority Collateral in the possession or under the control of, such Priority Lien Representative or Subordinated Lien Representative, and all proceeds of Credit Facility Priority Collateral in the possession or under the control of such Priority Lien Representative or Subordinated Lien Representative, whether arising out of the action taken to enforce, collect or realize upon any Credit Facility Priority Collateral or otherwise.  Such Credit Facility Priority Collateral and such proceeds will be delivered without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Credit Facility Claim, together with any necessary endorsements.

(b)                                 Indenture Pledged Collateral

(i)                                                                                     The Authorized Priority Lien Representative agrees to hold the Pledged Collateral that is part of the Indenture Priority Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent and bailee for the Credit Facility Agent and the Subordinated Lien Representative and any assignee solely for the purpose of perfecting the security interest (or improving the priority thereof) granted in such Pledged Collateral pursuant to the Credit Facility Collateral Documents and the Subordinated Lien Collateral Documents, subject to the terms and conditions of this Section 5.5(b).

(ii)                                                                                  Until the Discharge of Priority Lien Obligations has occurred, the Authorized Priority Lien Representative shall be entitled to deal with such Pledged Collateral in accordance with the terms of the Priority Lien Documents as if the Liens of the Credit Facility Agent and the Subordinated Lien Representatives under the Credit Facility Collateral Documents and the Subordinated Lien Collateral Documents did not exist.  The rights of the Credit Facility Agent and the Subordinated Lien Representative shall at all times be subject to the terms of this Agreement and to the Authorized Priority Lien Representative’s rights under the Priority Lien Documents.

(iii)                                                                               The Authorized Priority Lien Representative shall have no obligation whatsoever to the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party to assure that such Pledged Collateral is genuine or owned by any of the Grantors or to preserve any rights or benefits of any Person except as expressly set forth in this Section 5.5(b).  The duties or responsibilities of the Authorized Priority Lien Representative under this Section 5.5(b) shall be limited solely to holding such Pledged Collateral as agent and bailee for the Credit Facility Agent and the Subordinated Lien Representatives for purposes of perfecting the Lien (or improving the priority thereof) held by the Credit Facility Agent and the Subordinated Lien Representatives.

(iv)                                                                              The Authorized Priority Lien Representative shall not have, by reason of the Credit Facility Collateral Documents, the Subordinated Lien Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party.

(v)                                                                                 Upon the Discharge of Priority Lien Obligations, the Authorized Priority Lien Representative shall deliver to the Credit Facility Agent or, if applicable, cause the Credit Facility Agent to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Credit Facility Agent, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct; provided that if a Discharge of Credit Facility Claims has already occurred at such time, the Authorized Priority Lien Representative shall instead deliver to the Authorized Subordinated Lien Representative or, if applicable, cause the Authorized Subordinated Lien Representative to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Authorized Subordinated Lien Representative, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.  Such Pledged Collateral (if any) will be delivered or control in respect thereof will be made without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Credit Facility Claim or Subordinated Lien Obligation, together with any necessary endorsements.

(vi)                                                                              Promptly upon the execution of this Agreement by the parties hereto, the Credit Facility Agent and each Subordinated Lien Representative will, to the extent permitted by applicable law, deliver to the Authorized Priority Lien Representative any Indenture Priority Collateral in the possession or under the control of, the Credit Facility Agent or such Subordinated Lien Representative, and all proceeds of Indenture Priority Collateral in the possession or under the control of the Credit Facility Agent or such Subordinated Lien Representative, whether arising out of the action taken to enforce, collect or realize upon any Indenture Priority Collateral or otherwise.  Such Indenture Priority Collateral and such proceeds will be delivered without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Priority Lien Obligation, together with any necessary endorsements.

5.6                               Cooperation.

(a)                                 Upon written request of the Credit Facility Agent from time to time, the Authorized Priority Lien Representative and the Authorized Subordinated Lien Representative, as applicable and at the joint and several expense of the Grantors, shall promptly disclose to the Credit Facility Agent all information in its possession reasonably requested by the Credit Facility Agent with respect to the Indenture Priority Collateral, including the identity of the Grantors and guarantors of any Priority Lien Obligations or any Subordinated Lien Obligations, as applicable, and the description, location and timing of perfection of Liens purported to be created on the Indenture Priority Collateral to secure Priority Lien Obligations or Subordinated Lien Obligations, as applicable, and shall promptly deliver to the Credit Facility Agent copies of the Priority Lien Documents or the Subordinated Lien Documents, as applicable, and other documents relating to the Indenture Priority Collateral, such as Uniform Commercial Code Financing Statements and record copies of the Priority Lien Collateral Documents or the Subordinated Lien Collateral Documents, as applicable.

(b)                                 Upon written request of the Authorized Priority Lien Representative from time to time, the Credit Facility Agent and the Authorized Subordinated Lien Representative, as applicable and at the joint and several expense of the Grantors, shall promptly disclose to the Authorized Priority Lien Representative all information in its possession reasonably requested by the Authorized Priority Lien Representative with respect to the Credit Facility Priority Collateral, including the identity of the Grantors and guarantors of any Credit Facility Obligations or of any Subordinated Lien Obligations,  as applicable, and the description, location and timing of perfection of Liens purported to be created on the Credit Facility Priority Collateral to secure Credit Facility Claims or Subordinated Lien Obligations, as applicable, and shall promptly deliver to the Authorized Priority Lien Representative copies of the Credit Facility Documents or the Subordinated Lien Documents, as applicable, and other documents relating to the Credit Facility Priority Collateral, such as Uniform Commercial Code Financing Statements and record copies of the Credit Facility Collateral Documents or the Subordinated Lien Collateral Documents, as applicable.

(c)                                  Neither the Credit Facility Agent, nor any Credit Facility Lender, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Common Collateral, for the legality, enforceability, effectiveness or sufficiency of any Priority Lien Collateral Document or Subordinated Lien Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any Priority Lien Collateral Document or Subordinated Lien Collateral Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any Priority Lien Collateral Document or any Lien created thereunder or any Subordinated Lien Collateral Document or any Lien created thereunder, or for any delay in doing so.  Neither the Priority Lien Representatives nor any Priority Lien Secured Party, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Common Collateral, for the legality, enforceability, effectiveness or sufficiency of any Credit Facility Collateral Document or Subordinated Lien Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any Credit Facility Collateral Document or Subordinated Lien Collateral Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any Credit Facility Collateral Document or any Lien created thereunder or any Subordinated Lien Collateral Document or any Lien created thereunder, or for any delay in doing so.  Neither the Subordinated Lien Representatives nor any

Subordianted Lien Secured Party, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Common Collateral, for the legality, enforceability, effectiveness or sufficiency of any Credit Facility Collateral Document or Priority Lien Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any Credit Facility Collateral Document or Priority Lien Collateral Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any Credit Facility Collateral Document or any Lien created thereunder or any Priority Lien Collateral Document or any Lien created thereunder, or for any delay in doing so.

SECTION 6.   Insolvency or Liquidation Proceedings

6.1                               Financing Matters

If any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Credit Facility Agent shall desire to permit the use of cash collateral under Section 363 of Title 11 of the United States Code or any similar Bankruptcy Law or to permit any Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”) in an aggregate principal amount that when taken together with the aggregate principal amount of loans and letters of credit then outstanding under the Credit Agreement does not exceed the Maximum Credit Facility Principal Amount and, in any event, which is not to be secured by any of the Indenture Priority Collateral (except on a basis subordinated to the Priority Liens to the same extent as the Credit Facility Liens), then (x) each of the Priority Lien Representatives, on behalf of itself and the Secured Parties it represents, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3 or relating to the Indenture Priority Collateral) and, to the extent the Liens securing the Credit Facility Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral (other than the Indenture Priority Collateral) to such DIP Financing (and all Obligations relating thereto) on the same basis as the Liens of the Priority Lien Representatives on the Credit Facility Priority Collateral that secure the Priority Lien Obligations are subordinated to the Liens thereon that secure the Credit Facility Claims under this Agreement, and agrees that notice received two (2) calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing on an interim basis shall be adequate notice, and (y) each of the Subordinated Lien Representatives, on behalf of itself and the Secured Parties it represents, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Credit Facility Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the Liens of the Subordinated Lien Representative on the Credit Facility Priority Collateral that secure the Subordinated Lien Obligations are subordinated to the Liens thereon that secure the Credit Facility Claims under this Agreement, and agrees that notice received two (2) calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing on an interim basis shall be adequate notice.

6.2                               Relief from the Automatic Stay

(a)                                 Until the Discharge of Credit Facility Claims has occurred, each Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Credit Facility Priority Collateral, without the prior written consent of the Credit Facility Agent.

(b)                                 Until the Discharge of Priority Lien Obligations has occurred, the Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Indenture Priority Collateral, without the prior written consent of the Authorized Priority Lien Representative.

(c)                                  Until the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations has occurred, each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Credit Facility Agent and the Authorized Priority Lien Representative.

6.3                               Adequate Protection

(a)                                 Each Priority Lien Representative and Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that none of them shall contest (or support any other Person contesting): (a) any request by the Credit Facility Agent or the Credit Facility Lenders for adequate protection; or (b) any objection by the Credit Facility Agent or the Credit Facility Lenders to any motion, relief, action or proceeding based on the Credit Facility Agent or the Credit Facility Lenders claiming a lack of adequate protection, in each case, in respect of the Credit Facility Priority Collateral.  Notwithstanding the foregoing contained in this Section 6.3(a), in any Insolvency or Liquidation Proceeding, (i) if the Credit Facility Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then (x) the Authorized Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, on any assets not constituting Indenture Priority Collateral or not of the type constituting Indenture Priority Collateral shall be subordinated to the Liens securing the Credit Facility Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Credit Facility Priority Collateral that secures the Priority Lien Obligations are so subordinated to the Liens thereon that secures the Credit Facility Claims under this Agreement and (y) the Authorized Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, shall be subordinated to the Liens securing the Credit Facility Claims, the Priority Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Credit Facility Priority Collateral that secures the Subordinated Lien Obligations are so subordinated to the Liens thereon that secures the Credit Facility Claims under this Agreement, and (ii) in the event the Authorized Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties, seeks or requests adequate protection in respect of Indenture Priority Collateral and such adequate protection is granted in the form of additional collateral that does not constitute Indenture Priority Collateral or is not of the type constituting Indenture Priority Collateral, then the Authorized Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties, agrees that the Credit Facility Agent shall also be granted a senior Lien on such additional collateral as security for the Credit Facility Claims and any such DIP Financing and that any Lien on such additional collateral securing the Priority Lien Obligations shall be subordinated to the Liens on such collateral securing the Credit Facility Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Credit Facility Lenders as adequate protection on the same basis as the other Liens on the Credit Facility Priority Collateral that secures the Priority Lien Obligations are so subordinated to the Liens thereon that secures such Credit Facility Claims under this Agreement.

(b)                                 The Credit Facility Agent and each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that none of them shall contest (or support any other Person contesting): (a) any request by the Authorized Priority Lien Representative for adequate protection; or (b) any objection by the Authorized Priority Lien Representative to any motion, relief, action or proceeding based on the Authorized Priority Lien Representative claiming a lack of adequate protection, in each case, in respect of the Indenture Priority Collateral.  Notwithstanding the foregoing contained in this Section 6.3(b), in any Insolvency or Liquidation Proceeding, (i) if the Priority Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then (x) the Credit Facility Agent, on behalf of itself or any of the Credit Facility Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, on any assets not constituting Credit Facility Priority Collateral or not of the type constituting Credit Facility Priority Collateral shall be subordinated to the Liens securing the Priority Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Indenture Priority Collateral that secures the Credit Facility Claims are so subordinated to the Liens thereon that secures the Priority Lien Obligations under this Agreement, and (y) the Authorized Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, shall be subordinated to the Liens securing the Priority Lien Obligations, the Credit Facility Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Indenture Priority Collateral that secures the Subordinated Lien Obligations are so subordinated to the Liens thereon that secures the Priority Lien Obligations under this Agreement, and (ii) in the event the Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, seeks or requests adequate protection in respect of Credit Facility Priority Collateral and such adequate protection is granted in the form of additional collateral that does not constitute Credit Facility Priority Collateral or is not of the type constituting Credit Facility Priority Collateral, then the Credit Facility Agent, on behalf of itself or any of the Credit Facility Lenders, agrees that the Priority Lien Representatives shall also be granted a senior Lien on such additional collateral as security for the Priority Lien Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Credit Facility Claims shall be subordinated to the Liens on such collateral securing the Priority Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Priority Lien Secured Parties as adequate protection on the same basis as the other Liens on the Indenture Priority Collateral that secures the Credit Facility Claims are so subordinated to the Liens thereon that secures such Priority Lien Obligations under this Agreement.

6.4                               No Waiver

(a)                                 Nothing contained herein shall prohibit or in any way limit the Credit Facility Agent or any Credit Facility Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Priority Lien Secured Party or Subordinated Lien Secured Party with respect to the Credit Facility Priority Collateral, including the seeking by any Priority Lien Secured Party or Subordinated Lien Secured Party of adequate protection (other than as allowed pursuant to Section 6.3(a) above) or the asserting by any Priority Lien Secured Party or Subordinated Lien Secured Party of any of its rights and remedies under the Priority Lien Documents or Subordinated Lien Documents, as applicable, or otherwise in respect of the Credit Facility Priority Collateral.

(b)                                 Nothing contained herein shall prohibit or in any way limit the Authorized Priority Lien Representative from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Credit Facility Agent or any of the Credit Facility Lenders or any Subordinated Lien Secured Party with respect to the Indenture Priority Collateral, including the seeking by the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party of adequate protection consisting of replacement Liens on the Indenture Priority Collateral (other than as allowed pursuant to Section 6.3(b) above) or the asserting by the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party of any of its rights and remedies under the Credit Facility Documents or Subordinated Lien Documents, as applicable, or otherwise in respect of the Indenture Priority Collateral.

6.5                               Preference Issues

(a)                                 If any Credit Facility Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Credit Facility Claim Recovery”) received in respect of any Credit Facility Priority Collateral, then the Credit Facility Claims shall be reinstated to the extent of such Credit Facility Claim Recovery and the Credit Facility Lenders shall be entitled to receive payment in full in cash (including, in the case of any letter of credit, cash collateral therefor) with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Credit Facility Claim Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  Each Priority Lien Secured Party and Subordinated Lien Secured Party agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise; it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b)                                 If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Indenture Obligation Recovery”) received in respect of any Indenture Priority Collateral, then the Priority Lien Obligations shall be reinstated to the extent of such Indenture Obligation Recovery and the Priority Lien Secured Parties shall be entitled to receive payment in full in cash (including, in the case of any letter of credit, cash collateral therefor) with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Indenture Obligation Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The Credit Facility Agent and each Credit Facility Lender and each Subordinated Lien Secured Party agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise; it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

6.6                               Asset Dispositions in an Insolvency or Liquidation Proceeding

(a)                                 None of the Priority Lien Secured Parties or Subordinated Lien Secured Parties shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor solely consisting of any Credit Facility Priority Collateral that is supported by the Credit Facility Agent and/or the requisite Credit Facility Lenders, and each Priority Lien Secured Party and Subordinated Lien Secured Party will be deemed to have consented under Section 363 of Title 11 of the United States Code (and otherwise) to any such sale supported by the requisite Credit Facility Lenders and to have released their Liens in such assets.

(b)                                 Subject to Section 3.2(g) hereof, neither the Credit Facility Agent nor any other Credit Facility Lender nor any Subordinated Lien Secured Party shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor solely consisting of any Indenture Priority Collateral that is supported by the Authorized Priority Lien Representative, and the Credit Facility Agent and each other Credit Facility Lender and each Subordinated Secured Party will be deemed to have consented under Section 363 of Title 11 of the United States Code (and otherwise) to any such sale supported by the Authorized Priority Lien Representative and to have released their Liens in such assets.

6.7                               Separate Grants of Security and Separate Classification.

Each of the Secured Parties acknowledges and agrees that: (a) the grants of Liens pursuant to the Credit Facility Collateral Documents, the Priority Lien Collateral Documents and the Subordinated Lien Collateral Documents constitute three separate and distinct grants of Liens; and (b) because of, among other things, their differing rights in the Common Collateral, the Priority Lien Obligations, the Subordinated Lien Obligations and the Credit Facility Claims are all fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Credit Facility Lenders, the Priority Lien Secured Parties and the Subordinated Lien Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of secured claims), then: (i) the Priority Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of secured claims against the Grantors in respect of the Credit Facility Priority Collateral (with the effect being that, to the extent that the aggregate value of the Credit Facility Priority Collateral is sufficient (for this purpose ignoring all claims held by the Priority Lien Secured Parties), the Credit Facility Lenders shall be entitled to receive from the Credit Facility Priority Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the Credit Facility Priority Collateral or proceeds thereof in respect of the claims held by the Priority Lien Secured Parties), with the Priority Lien Secured Parties hereby acknowledging and agreeing to turn over to the Credit Facility Lenders amounts otherwise received or receivable by them from the Credit Facility Priority Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Priority Lien Secured Parties; (ii) the Credit Facility Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of secured claims against the Grantors in respect of the Indenture Priority Collateral (with the effect being that, to the extent that the aggregate value of the Indenture Priority Collateral is sufficient (for this purpose ignoring all claims held by the Credit Facility Lenders), the Priority Lien Secured Parties shall be entitled to receive from the Indenture Priority Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the Indenture Priority Collateral or proceeds thereof in respect of the claims held by the Credit Facility Lenders), with the Credit Facility Lenders hereby acknowledging and agreeing to turn over to the Priority Lien Secured Parties amounts otherwise received or receivable by them from the Indenture Priority Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Credit Facility Lenders; and (iii) the Subordinated Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of secured claims against the Grantors in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Subordinated Lien Secured Parties), the Credit Facility Lenders and the Priority Lien Secured Parties shall be entitled to receive from the Common Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the Common Collateral or proceeds thereof in respect of the claims held by the Subordinated Lien Secured Parties), with the Subordinated Lien Secured Parties hereby acknowledging and agreeing to turn over to the Credit Facility Lenders and the Priority Lien Secured Parties amounts otherwise received or receivable by them from the Common Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Subordinated Lien Secured Parties.

6.8                               Filing of Motions.

(a)                                 Until the Discharge of Credit Facility Claims has occurred, each Priority Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that no Priority Lien Secured Party shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Credit Facility Priority Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Credit Facility Agent (including the validity and enforceability thereof) or any other Credit Facility Lender or the value of any claims of such parties under Section 506(a) of Title 11 of the United States Code or otherwise; provided that the Priority Lien Secured Parties may file a proof of claim or a statement of interest pursuant to Section 3.1(a)(ii)(A).

(b)                                 Until the Discharge of Priority Lien Obligations has occurred, the Credit Facility Agent agrees on behalf of itself and the other Credit Facility Lenders that no Credit Facility Lender shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Indenture Priority Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any Priority Lien Secured Party (including the validity and enforceability thereof) or the value of any claims of such parties under Section 506(a) of Title 11 of the United States Code or otherwise; provided that the Credit Facility Lenders may file a proof of claim or a statement of interest pursuant to Section 3.2(a)(ii)(A).

(c)                                  Until the Discharge of Priority Lien Obligations and the Discharge of Credit Facility Claims has occurred, each Subordinated Lien Representative agrees on behalf of itself and the other Subordinated Lien Secured Parties that no Subordinated Lien Secured Party shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Common Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any of the Credit Facility Lenders or Priority Lien Secured Parties (including the validity and enforceability thereof) or the value of any claims of such parties under Section 506(a) of Title 11 of the United States Code or otherwise; provided that the Subordinated Lien Secured Parties may file a proof of claim or a statement of interest pursuant to Section 3.1(a)(ii)(A) or Section 3.2(a)(ii)(A).

6.9                               Other Matters.

(a)                                 To the extent that any Priority Lien Secured Party or Subordinated Lien Secured Party has or acquires rights under Section 363 or Section 364 of Title 11 of the United States Code with respect to any of the Credit Facility Priority Collateral, each Priority Lien Representative and Subordinated Lien Representative agrees, on behalf of itself and the Secured Parties it represents, not to assert any of such rights without the prior written consent of the Credit Facility Agent; provided that if requested by the Credit Facility Agent, such Priority Lien Representative or Subordinated Lien Representative shall timely exercise such rights in the manner requested by the Credit Facility Agent, including any rights to payments in respect of such rights.

(b)                                 To the extent that the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party has or acquires rights under Section 363 or Section 364 of Title 11 of the United States Code with respect to any of the Indenture Priority Collateral, each of the Credit Facility Agent and the Subordinated Lien Representative agrees, on behalf of itself and the Secured Parties it represents, not to assert any of such rights without the prior written consent of the Authorized Priority Lien Representative; provided that if requested by the Authorized Priority Lien Representative, the Credit Facility Agent and the Subordinated Lien Representatives shall timely exercise such rights in the manner requested by the Authorized Priority Lien Representative, including any rights to payments in respect of such rights.

6.10                        Effectiveness in Insolvency or Liquidation Proceedings.

This Agreement shall be effective both before and after the commencement of an Insolvency or Liquidation Proceeding.

SECTION 7.   Reliance; Waivers; Etc.

7.1                               Reliance

All loans and other extensions of credit made or deemed made on and after the date hereof by the Credit Facility Lenders to any Grantor shall be deemed to have been given and made in reliance upon this Agreement.  All extensions of credit or other financial accommodations made or deemed made on and after the date hereof by the Priority Lien Secured Parties to any Grantor shall be deemed to have been given and made in reliance upon this Agreement.  All extensions of credit or other financial accommodations made or deemed made on and after the date hereof by the Subordinated Lien Secured Parties to any Grantor shall be deemed to have been given and made in reliance upon this Agreement.

7.2                               No Warranties or Liability

Each Priority Lien Representative, on behalf of itself and the Secured Parties it represents, acknowledges and agrees that each of the Credit Facility Agent, the Credit Facility Lenders and the Subordinated Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Credit Facility Documents or the Subordinated Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.

The Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, acknowledges and agrees that each of the Priority Lien Secured Parties and Subordinated Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Priority Lien Documents or Subordinated Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.

Each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, acknowledges and agrees that each of the Credit Facility Agent, the Credit Facility Lenders

and the Priority Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Credit Facility Documents or the Priority Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.

The Credit Facility Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Credit Facility Documents as they may, in their sole discretion, deem appropriate, and the Credit Facility Lenders may manage their loans and extensions of credit without regard to any rights or interests that any of the Priority Lien Secured Parties or Subordinated Lien Secured Parties have in the Credit Facility Priority Collateral or otherwise, except as otherwise provided in this Agreement.  Neither the Credit Facility Agent nor any Credit Facility Lender shall have any duty to any Priority Lien Secured Party or Subordinated Lien Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Priority Lien Documents and the Subordinated Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

The Priority Lien Secured Parties will be entitled to manage and supervise their respective rights under the Priority Lien Documents as they may, in their sole discretion, deem appropriate, and the Priority Lien Secured Parties may manage their rights without regard to any rights of interests that the Credit Facility Agent or any of the Credit Facility Lenders or Subordinated Lien Secured Parties have in the Indenture Priority Collateral or otherwise, except as provided in this Agreement.

None of the Priority Lien Secured Parties shall have any duty to the Credit Facility Agent or any of the Credit Facility Lenders or any Subordinated Lien Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Credit Facility Documents and the Subordinated Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3                               No Waiver of Lien Priorities

(a)                                 With Respect to the Credit Facility Lenders

(i)                                                                                     No right of the Credit Facility Lenders, the Credit Facility Agent or any of them to enforce any provision of this Agreement or any Credit Facility Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Credit Facility Lender or the Credit Facility Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Credit Facility Documents, any of the Priority Lien Documents or any of the Subordinated Lien Documents, regardless of any knowledge thereof which the Credit Facility Agent or the Credit Facility Lenders, or any of them, may have or be otherwise charged with;

(ii)                                                                                  Without in any way limiting the generality of the foregoing paragraph but subject to Section 2.3, the Credit Facility Lenders, the Credit Facility Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, any Priority Lien Secured Party or Subordinated Lien Secured Party, without incurring any liabilities to any Priority Lien Secured Party or Subordinated Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Priority Lien Secured

Party or Subordinated Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A)                               change the manner, place or terms of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Credit Facility Claims or any Lien on any Credit Facility Priority Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Credit Facility Claims, without any restriction as to the amount, tenor or terms of any such increase or extension provided the maximum principal amount of the Credit Facility Claims described in clause (a) of the definition thereof does not exceed the Maximum Credit Facility Principal Amount) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Credit Facility Agent or any of the Credit Facility Lenders, the Credit Facility Claims or any of the Credit Facility Documents;

(B)                               sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Credit Facility Priority Collateral or any liability of any Grantor to the Credit Facility Lenders or the Credit Facility Agent, or any liability incurred directly or indirectly in respect thereof;

(C)                               settle or compromise any Credit Facility Claim or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Credit Facility Claims) in any manner or order;

(D)                               enter into or amend any Credit Facility Document in order to create or acquire additional collateral for the Credit Facility Claims, to create and perfect security interests in and Liens on collateral and to increase and enhance the exercise of remedies thereunder and take actions in furtherance of the foregoing; and

(E)                                exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other Person or any security provided thereby, elect any remedy and otherwise deal freely with any Grantor or any other Person or any Credit Facility Priority Collateral and any security and any guarantor or any liability of any Grantor or any other Person to the Credit Facility Lenders or any liability incurred directly or indirectly in respect thereof.

(iii)                                                                               Each of the Priority Lien Secured Parties and Subordinated Lien Secured Parties also agree that none of the Credit Facility Lenders and the Credit Facility Agent shall have any liability to such Priority Lien Secured Parties and Subordinated Lien Secured Parties, and each Priority Lien Secured Party and Subordinated Lien Secured Party hereby waives any claim (except for any claim based on the willful misconduct or gross negligence of any Credit Facility Lender or the Credit Facility Agent) against any Credit Facility Lender or the Credit Facility Agent, arising out of any and all actions which the Credit Facility Lenders or the Credit Facility Agent may take or permit or omit to take with respect to: (i) the Credit Facility Documents, (ii) the collection of the Credit Facility Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Credit Facility Priority Collateral (but only so long as such foreclosure, sale, liquidation or other disposition is conducted in accordance with Section 3.2(a), (g), (h) and (i)); and

(iv)                                                                              Each of the Priority Lien Representatives and the Subordinated Lien Representatives, on behalf of itself and the Secured Parties it represents, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

(b)                                 With Respect to the Priority Lien Secured Parties

(i)                                                                                     No right of the Priority Lien Secured Parties or any of them to enforce any provision of this Agreement or any Priority Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by any Priority Lien Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Priority Lien Documents, Subordinated Lien Documents or any of the Credit Facility Documents, regardless of any knowledge thereof which any Priority Lien Secured Party may have or be otherwise charged with;

(ii)                                                                                  Without in any way limiting the generality of the foregoing paragraph but subject to Section 2.3, the Priority Lien Secured Parties and any of them, may, at any time and from time to time, without the consent of, or notice to, the Credit Facility Agent or any Credit Facility Lender or any Subordinated Secured Party, without incurring any liabilities to the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(A)                               change the manner, place or terms of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Priority Lien Obligations or any Lien on any Indenture Priority Collateral or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Priority Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension provided the maximum principal amount of the Priority Lien Obligations does not exceed the sum of (i) $206,000,000, (ii) any additional Notes issued in satisfaction of any obligations to pay additional interest under the Indenture and (iii) the principal amount of the Additional Notes (as defined in the Indenture as in effect on the date hereof) permitted to be incurred under the Credit Agreement) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any of the Priority Lien Secured Parties, the Priority Lien Obligations or any of the Priority Lien Documents;

(B)                               sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Indenture Priority Collateral or any liability of any Grantor to the Priority Lien Secured Parties, or any liability incurred directly or indirectly in respect thereof;

(C)                               settle or compromise any Priority Lien Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Priority Lien Obligations) in any manner or order;

(D)                               enter into or amend any Priority Lien Document in order to create or acquire additional collateral for the Priority Lien Obligations, to create and perfect security interests in and Liens on collateral and to increase and enhance the exercise of remedies thereunder and take actions in furtherance of the foregoing; and

(E)                                exercise or delay in or refrain from exercising any right or remedy against any Grantor or any other Person or any security provided thereby, elect any remedy and otherwise deal freely with any Grantor or any other Person or any Indenture Priority Collateral and any security and any guarantor or any liability of any Grantor to the Priority Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(iii)                                                                               The Credit Facility Agent and each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, also agrees that none of the Priority Lien Secured Parties shall have any liability to the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party, and the Credit Facility Agent and each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby waives any claim (except for any claim based on the willful misconduct or gross negligence of any Priority Lien Secured Party) against any Priority Lien Secured Party, arising out of any and all actions which the Priority Lien Secured Parties may take or permit or omit to take with respect to: (i) the Priority Lien Documents, (ii) the collection of the Priority Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Indenture Priority Collateral (but only so long as such foreclosure, sale, liquidation or other disposition is conducted in accordance with Section 3.2(a), (g), (h) and (i)); and

(iv)                                                                              The Credit Facility Agent and each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

7.4                               Obligations Unconditional

All rights, interests, agreements and obligations of the Credit Facility Agent and the Credit Facility Lenders, the Priority Lien Representatives and the Priority Lien Secured Parties and the

Subordinated Lien Representatives and the Subordinated Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)               any lack of validity or enforceability of any Credit Facility Documents, any Priority Lien Documents or any Subordinated Lien Documents;

(b)               any change in the time, manner or place of payment of, or in any other terms of, all or any of the Credit Facility Claims, Priority Lien Obligations or Subordinated Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Credit Facility Document or of the terms of the Indenture or any other Priority Lien Document or of the terms of any Subordinated Lien Document;

(c)                any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Credit Facility Claims, Priority Lien Obligations or Subordinated Lien Obligations or any guarantee thereof;

(d)               the commencement of any Insolvency or Liquidation Proceeding in respect of any Grantor; or

(e)                                  any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Credit Facility Claims, Priority Lien Obligations or the Subordinated Lien Obligations, or of any Priority Lien Representative or any Priority Lien Secured Party in respect of this Agreement, or of any Subordinated Lien Representative or any Subordinated Lien Secured Party in respect of this Agreement, or of the Credit Facility Agent or any Credit Facility Lender in respect of this Agreement.

SECTION 8.   Miscellaneous

8.1                               Conflicts

In the event of any conflict between the provisions of this Agreement and the provisions of the Secured Debt Documents, the provisions of this Agreement shall govern.

8.2                               Continuing Nature of this Agreement; Severability

This Agreement shall continue to be effective until (x) the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations shall have occurred or (y) only one Series of Secured Debt remains outstanding.  This is a continuing agreement of lien subordination and (a) the Credit Facility Lenders may continue, at any time and without notice to any Priority Lien Secured Party or Subordinated Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor constituting Credit Facility Claims on reliance hereof, (b) the Priority Lien Secured Parties may continue, at any time and without notice to the Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party, to extend credit and other financial accommodations to or for the benefit of any Grantor constituting Priority Lien Obligations (including by means of purchasing any Notes issued by Holdings) on reliance hereof and (c) the Subordinated Lien Secured Parties may continue, at any time and without notice to the Credit Facility Agent or any Credit Facility Lender or any Priority Lien Secured Party, to extend credit and other financial accommodations to or for the benefit of any Grantor constituting Subordinated Lien Obligations on reliance hereof.  Each of the Secured Debt Representatives, on behalf of itself and the Secured Parties it represents, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3                               Amendments; Waivers

No amendment, modification or waiver of any of the provisions of this Agreement by any Secured Debt Representative shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected.  Any amendment to the Grantors’ ability to cause Additional Secured Debt to constitute Priority Lien Obligations or Subordinated Lien Obligations as the Company may designate or to Replace the Credit Agreement with a Revolving Substitute Facility, shall require the Grantors consent or approval and,  upon any designation of Additional Secured Debt , the definition of Authorized Priority Lien Representative and any related provisions may be amended by the parties hereto.

8.4                               Information Concerning Financial Condition of the Grantors

(a)               No Secured Debt Representative or Secured Party shall be responsible for keeping any other Person informed of (i) the financial condition of the Grantors and all endorsers and/or guarantors of any Secured Obligations and (ii) all other circumstances bearing upon the risk of nonpayment of the Secured Obligations.

(b)               Subject to Section 5.6(b), the Credit Facility Agent and the Credit Facility Lenders shall have no duty to advise any Priority Lien Secured Party or Subordinated Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event the Credit Facility Agent or any of the Credit Facility Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Priority Lien Secured Party or Subordinated Lien Secured Party, it or they shall be under no obligation: (i) to make, and the Credit Facility Agent and the Credit Facility Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation, or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c)                Subject to Section 5.6(a), the Priority Lien Secured Parties shall have no duty to advise any Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event any Priority Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Credit Facility Agent or any Credit Facility Lender or any Subordinated Lien Secured Party, it or they shall be under no obligation: (i) to make, and the Priority Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation, or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential; provided that it is understood that the Trustee and the Collateral Agent have not and will not make any credit decision in entering into this Agreement, the Indenture Documents and the transactions contemplated hereby and thereby.

(d)               Subject to Section 5.6(a) and Section 5.6(b), the Subordinated Lien Secured Parties shall have no duty to advise any Credit Facility Agent or any Credit Facility Lender or any Priority Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event any Subordinated Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Credit Facility Agent or any Credit Facility Lender or any Priority Lien Secured Party, it or they shall be under no obligation: (i) to make, and the Subordinated Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation, or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5                               Subrogation

(a)               Each Priority Lien Representative, on behalf of itself and the Secured Parties it represents, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Credit Facility Claims has occurred.

(b)               The Credit Facility Agent, on behalf of itself and the Credit Facility Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Priority Lien Obligations has occurred.

(c)                Each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Credit Facility Claims and Discharge of Priority Lien Obligations has occurred.

8.6                               Consent to Jurisdiction; Waivers

The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 below for such party.  Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid.  The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder.  Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

8.7                               Notices

All notices to the Priority Lien Secured Parties, Subordinated Lien Secured Parties and the Credit Facility Lenders permitted or required under this Agreement may be sent to the Authorized Priority Lien Representative, the Authorized Subordinated Lien Representative and the Credit Facility Agent, respectively.  Unless otherwise specifically provided herein, any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below each party’s name on the signature pages hereto.

Each of the parties by written notice to each other may designate additional or different addresses for notices to such Person.  Any notice or communication to the parties shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address or a notice sent by mail to the Authorized Priority Lien Representative shall not be deemed to have been given until actually received by the addressee).

8.8                               Further Assurances

(a)               Each of the Priority Lien Secured Representatives and Subordinated Lien Secured Representatives, on behalf of itself and the Secured Parties it represents, agrees that each of them, at the joint and several expense of the Grantors, shall take such further action and shall execute and deliver to the Credit Facility Agent and the Credit Facility Lenders such additional documents and instruments (in recordable form, if requested) as the Credit Facility Agent or the Credit Facility Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

(b)               The Credit Facility Agent and each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, agrees that each of them, at the joint and several expense of the Grantors, shall take such further action and shall execute and deliver to the Authorized Priority Lien Representative such additional documents and instruments (in recordable form, if requested) as the Authorized Priority Lien Representative may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.9                               Governing Law

This Agreement has been delivered and accepted at and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.10                        Binding on Successors and Assigns

(a)                                 This Agreement shall be binding upon the Secured Debt Representatives, the Secured Parties and their respective successors and permitted assigns.

(b)                                 This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the holders of Credit Facility Claims, the Priority Lien Obligations and Subordinated Lien Obligations.  No other Person, including any Grantor, any Grantor as debtor-in-possession or any trustee in an Insolvency or Liquidation Proceeding, shall have or be entitled to assert rights or benefits hereunder, except, as to the Grantors, with respect to the matters set forth in the last sentence of Section 8.3.

8.11                        Specific Performance

(a)               Each of the Credit Facility Agent, the Authorized Priority Lien Representative and the Authorized Subordinated Lien Representative may demand specific performance of this Agreement.

(b)               Each of the Priority Lien Representatives and Subordinated Lien Representatives, on behalf of itself and the Secured Parties it represents, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Credit Facility Agent.

(c)                The Credit Facility Agent and each Subordinated Lien Representative, on behalf of itself and the Secured Parties it represents, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Priority Lien Secured Party.

(d)                                 The Credit Facility Agent and each Priority Lien Representative, on behalf of itself and the Secured Parties it represents, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Subordinated Lien Secured Party.

8.12                        Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

8.13                        Authorization

By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.14                        Effectiveness

This Agreement shall become effective when executed and delivered by the parties hereto.

8.15                        Priority Lien Secured Parties’ Purchase Option

Upon the occurrence and during the continuance of the earliest of (a) the acceleration prior to maturity of all or any portion of the Indebtedness then outstanding under the Credit Agreement, (b) the exercise of any remedy with respect to Liens on the Common Collateral by the Credit Facility Agent (other than remedies relating to cash management and control of deposit and securities accounts), (c) a default in any scheduled payment of principal, premium, if any, interest or fees under any Secured Debt Document that remains uncured or unwaived for a period of 30 days in the aggregate, or (d) the commencement of an Insolvency or Liquidation Proceeding, the Priority Lien Secured Parties may, at their sole expense and effort, upon notice from the Authorized Priority Lien Representative at the direction of such Priority Lien Secured Parties to Holdings and the Credit Facility Agent, irrevocably require the Credit Facility Lenders to transfer and assign to the Priority Lien Secured Parties, without warranty or representation or recourse (other than the representation or warranty that such Credit Facility Claims are being transferred without any Lien created by the Credit Facility Lenders), all (but not less than all) of the Credit Facility Claims and all rights of the Credit Facility Lenders under the Credit Facility Documents; provided that (w) any such purchase option must be exercised within 30 days after the initial occurrence of any of the items referred to in clauses (a) through (d) above, (x) the Credit Facility Agent and the Credit Facility Lenders shall retain all rights to be indemnified or to be held harmless by the Grantors in accordance with the terms of the Credit Facility Documents, (y) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority having jurisdiction, and (z) the Priority Lien Secured Parties shall have paid to the Credit Facility Agent, for the account of the Credit Facility Lenders, in immediately available funds, an amount equal to 100% of the principal of such Indebtedness (including Credit Facility Hedging Obligations and

Credit Facility Cash Management Obligations then due) plus all accrued and unpaid interest thereon plus all accrued and unpaid fees (including, without limitation, reasonable attorney’s fees and costs) including any breakage costs and expenses (other than any other fees that become due as a result of the prepayment of the loans and other advances under, or early termination of, the Credit Agreement (such fees are referred to hereinafter as “Termination Fees”)) plus all the other Credit Facility Claims then outstanding (which shall include, with respect to the aggregate face amount of the letters of credit outstanding under the Credit Agreement, an amount in cash equal to 105% thereof and with respect to Credit Facility Hedging Obligations and Credit Facility Cash Management Obligations that may be outstanding after the date of purchase, an amount in cash equal to 100% of the termination value thereof as reasonably determined by the Credit Facility Agent).  After giving effect to each such payment, any remaining cash collateral that exceeds (i) 105% of the sum of the aggregate undrawn amount of all then outstanding letters of credit issued pursuant to the Credit Facility Documents and the aggregate facing and similar fees that will accrue thereon through the stated maturity of such letters of credit (assuming no drawings thereon before stated maturity), plus (ii) 100% of the termination value of all Credit Facility Hedging Obligations and Credit Facility Cash Management Obligations that may then be outstanding, as reasonably determined by the Credit Facility Agent, will be returned to the Priority Lien Secured Parties giving notice to the Authorized Priority Lien Representative of their intent to exercise the purchase option hereunder (pro rata according to such Priority Lien Secured Parties’ portion of the Priority Lien Obligations outstanding on the date of purchase).  When all such letters of credit have been cancelled with the consent of the beneficiary thereof, expired or been fully drawn, and after all payments from the account described above have been made, any remaining cash collateral will be returned to the Priority Lien Secured Parties giving notice to the Authorized Priority Lien Representative of their intent to exercise the purchase option hereunder (pro rata according to such Priority Lien Secured Parties’ portion of the Priority Lien Obligations outstanding on the date of purchase).  In order to effectuate the foregoing, the Credit Facility Agent shall calculate, upon the written request of the Authorized Priority Lien Representative from time to time, the amount in cash that would be necessary to so purchase the Credit Facility Claims.  If the right set forth in this Section 8.15 is exercised: (1) the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the notice set forth in the first sentence of this Section 8.15, (2) such purchase of the Credit Facility Claims shall be exercised pursuant to documentation mutually and reasonably acceptable to each of the Credit Facility Agent and the Authorized Priority Lien Representative, and (3) such Credit Facility Claims shall be purchased pro rata among the Priority Lien Secured Parties giving notice to the Authorized Priority Lien Representative of their intent to exercise the purchase option hereunder according to such Priority Lien Secured Parties’ portion of the Priority Lien Obligations outstanding on the date of purchase pursuant to this Section 8.15.  Notwithstanding anything to the contrary herein, if, at any time following the consummation of such transfer and assignment and the occurrence of the Discharge of Credit Facility Claims and the Discharge of Priority Lien Obligations (other than the payment of any fees that become due as a result of the prepayment or termination of the Priority Lien Obligations), the Priority Lien Secured Parties recover any Termination Fees prior to the first anniversary of the date of such transfer and assignment is consummated, they shall turn over such fees to Credit Facility Lenders in the form and to the extent received.  In the event that any one or more of the Priority Lien Secured Parties exercises the purchase option set forth in this Section 8.15: (A) the Credit Facility Agent shall have the right, but not the obligation, to immediately resign under the Credit Facility Documents upon the closing of such purchase, (B) the purchasing Priority Lien Secured Parties shall have the right, but not the obligation, to require the Credit Facility Agent to immediately resign under the Credit Facility Documents upon the closing of such purchase, and (C) the Credit Facility Agent shall take such action with respect to the Common Collateral in an Insolvency or Liquidation Proceeding as may be reasonably requested in good faith and in writing by the Authorized Priority Lien Representative (at the direction and on behalf of the purchasing Priority Lien Secured Parties) until the closing of such purchase (but in no event later than ten (10) Business Days after the delivery of notice set forth in the first sentence of this Section 8.15); provided, however, (I) if the Credit Facility Agent so requests, it shall first be indemnified to its reasonable satisfaction from the purchasing Priority Lien Secured Parties against any and all liability, loss and expense that may be incurred by it by reason of taking or continuing to take, or refraining from taking, any such action, (II) the Credit Facility Agent shall not be required to take any action that, in the determination of the Credit Facility Agent in its sole discretion, is not permitted under the Credit Facility Documents or applicable law or will result in liability to the Credit Facility Agent or any of the Credit Facility Lenders, (III) unless and until the Credit Facility Agent has received any such written request and indemnification, the Credit Facility Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Insolvency or Liquidation Proceeding as it shall deem advisable or as the Credit Facility Lenders shall so direct, and (IV) the Credit Facility Agent shall have the right, but not the obligation, to appoint any purchasing Priority Lien Secured Party, as its agent for the purposes of taking any action requested by the Collateral Agent pursuant to this clause (C).

8.16                        Credit Facility Agent and Collateral Agent

It is understood and agreed that (a) Capital One Leverage Finance Corp. is entering into this Agreement in its capacity as Credit Facility Agent and the rights, powers, privileges and protections afforded to the “Administrative Agent” under Article IX (Administrative Agent) of the Credit Agreement shall also apply to Capital One Leverage Finance Corp. as Credit Facility Agent hereunder, (b) U.S. Bank National Association is entering in this Agreement in its capacity as “Trustee” and in its capacity as “Collateral Agent” under the Indenture and the other Indenture Documents and the rights, powers, privileges and protections afforded to the “Trustee” under Articles Seven and Twelve of the Indenture and to the “Collateral Agent” under Article XI of the Indenture and Article 5 of the Indenture Security Agreement shall also apply to U.S. Bank National Association as the Trustee and the Collateral Agent hereunder, and (c) the Indenture Holders have expressly authorized and instructed the Trustee and the Collateral Agent to execute and deliver this Agreement.  In addition, but not substitution of the foregoing and except as expressly provided in this Agreement, (A) the Collateral Agent shall not be subject to any fiduciary, trust or other implied duties to the Credit Facility Agent or the Credit Facility Lenders by reason of this Agreement and (B) the Credit Facility Agent shall not be subject to any fiduciary, trust or other implied duties to the Collateral Agent, the Trustee or any Priority Lien Secured Party by reason of this Agreement.

8.17                        Additional Secured Debt

(a)                                                                       AA USA will be permitted to designate as an additional holder of Secured Obligations hereunder each Person who is, or who becomes, the registered holder of Priority Lien Debt or the registered holder of Subordinated Lien Debt incurred by any Grantor after the date of this Agreement in accordance with the terms of all Secured Debt Documents. AA USA may only effect such designation by delivering to each Secured Debt Representative an Additional Secured Debt Designation that:

(i)                         states that such Grantor intends to incur additional Priority Lien Debt and/or Subordinated Lien Debt, as applicable (“Additional Secured Debt”) which will either be (i) Priority Lien Debt permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt or (ii) Subordinated Lien Debt permitted by each applicable Secured Debt Document to be secured with a Subordinated Lien equally and ratably with all previously existing and future Subordinated Lien Debt;

(ii)                      specifies the name and address of the Secured Debt Representative for such series of Additional Secured Debt.

(iii)                   states that each applicable Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or will concurrently authorize, execute and record, in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Common Collateral in accordance with the Collateral Documents;

(iv)                  attaches as Exhibit 1 to such Additional Secured Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by each applicable Grantor; and

(v)                     states that AA USA has caused or will concurrently cause a copy of the Additional Secured Debt Designation and the related Intercreditor Joinder to be delivered to each then existing Secured Debt Representative.

Although AA USA shall be required to deliver a copy of each Additional Secured Debt Designation to each then existing Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt to any then-existing Secured Debt Representative shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 8.17 are complied with.  Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all Secured Debt Documents.

With respect to any Secured Obligations constituting a Series of Secured Debt that is issued or incurred after the date hereof and permitted by the Secured Debt Documents, each Grantor agrees to take such actions (if any) as may from time to time reasonably be requested by the Credit Facility Agent, any Priority Lien Representative or any Subordinated Lien Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Collateral Documents (or execute and deliver such additional Collateral Documents), in each case, including amendments or supplements thereto as may from time to time be reasonably requested by such Persons,  to ensure that the Additional Secured Debt is secured by, and entitled to the benefits of, the relevant Collateral Documents in accordance with the terms of this Agreement, and each Secured Party (by its acceptance of the benefits hereof) hereby agrees to enter into any such technical amendments, modifications and/or supplements (and additional Collateral Documents). Each Grantor hereby further agree that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 8.17(b), all such amounts shall be paid by, and shall be for the account of, the Grantors, on a joint and several basis.

8.18                        Refinancings

Upon receipt of a notice stating that the any Grantor has entered into a new Secured Debt Document in respect of a Replacement of Secured Obligations not prohibited by any Secured Debt Document (which notice shall include the identity of the new Credit Facility Agent, Priority Lien Representative or Subordinated Lien Representative, as applicable, such agent, the “New Agent”), and delivery by the New Agent of an Intercreditor Joinder, the Credit Facility Agent, the Authorized Priority Lien Representative or the Authorized Subordinated Lien Representative, as applicable, shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Grantors or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms hereof. The New Agent shall agree to be bound by the terms of this Agreement pursuant to the Intercreditor Joinder upon the consummation of such Replacement and such New Agent shall succeed to and become vested with all the rights, powers, privileges, obligations and duties of the Credit Facility Agent, a Priority Lien Representative or Subordinated Lien Representative, as the case may be.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CREDIT FACILITY AGENT:

CAPITAL ONE LEVERAGE FINANCE CORP., as Credit Facility Agent

By:	/s/ Michael S. Burns
Name: Michael S. Burns
Title: Senior Vice President

Address:
275 Broadhollow Road
Melville, NY 11747
Attention: Michael Burns
Facsimile Number: 800-986-0323

INTERCREDITOR AGREEMENT

Signature Page

COLLATERAL AGENT and TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent and Trustee

By:	/s/ Thomas Zrust
Name: Thomas Zrust
Title: Vice President

Address:
1420 Fifth Avenue, 7th Floor
Seattle, WA 98101
Attention: Global Corporate Trust Services
Facsimile Number: 206-344-4630

INTERCREDITOR AGREEMENT

Signature Page

ACKNOWLEDGMENT

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement and acknowledges and agrees to the foregoing terms and provisions.  By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

Each of the undersigned acknowledges and agrees that: (i) although it may sign this Acknowledgment to the Intercreditor Agreement, it is not a party thereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of this Acknowledgment to the Intercreditor Agreement and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Credit Facility Agent and the Collateral Agent to effectuate the provisions and purposes of the Intercreditor Agreement.  Each of the undersigned represent and warrant that the Grantors’ entering into and performance under of the Credit Facility Documents does not and will not result in an event of default under the Indenture Documents and that the Grantors’ entering into and performance under the Indenture Documents does not and will not result in an event of default under the Credit Facility Documents.

AMERICAN APPAREL, INC.

By:	/s/ John Luttrell
Name: John Luttrell
Title: Chief Financial Officer and Executive Vice President

AMERICAN APPAREL (USA), LLC

By:	/s/ John Luttrell
Name: John Luttrell
Title: Chief Financial Officer and Executive Vice President

AMERICAN APPAREL RETAIL, INC.

By:	/s/ John Luttrell
Name: John Luttrell
Title: Chief Financial Officer and Executive Vice President

AMERICAN APPAREL DYEING & FINISHING, INC.

By:	/s/ John Luttrell
Name: John Luttrell
Title: Chief Financial Officer and Executive Vice President

INTERCREDITOR AGREEMENT

(Acknowledgement)

Signature Page

KCL KNITTING, LLC

By:	/s/ John Luttrell
Name: John Luttrell
Title: Chief Financial Officer and Executive Vice President

FRESH AIR FREIGHT, INC.

By:	/s/ John Luttrell
Name: John Luttrell
Title: Chief Financial Officer and Executive Vice President

INTERCREDITOR AGREEMENT

Signature Page

[EXHIBIT A
to Intercreditor Agreement]

[FORM OF]
ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Intercreditor Agreement dated as of April 4, 2013 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among (i) U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent under the Indenture Collateral Documents and (ii) CAPITAL ONE LEVERAGE FINANCE CORP., as Administrative Agent under the Credit Agreement. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Priority Lien Debt or Subordinated Lien Debt entitled to the benefit of the Intercreditor Agreement.

The undersigned, the duly appointed [specify title] of American Apparel (USA), LLC (the “Company”) hereby certifies on behalf of the Company that:

(A)                               [insert name of the applicable Grantor] intends to incur additional Secured Debt consisting of [describe indebtedness to be incurred and agreements governing such indebtedness] (“Additional Secured Debt”) which will be [select appropriate alternative] [Priority Lien Debt permitted by each applicable Secured Debt Document to be incurred and secured by a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt] or [Subordinated Lien Debt permitted by each applicable Secured Debt Document to be incurred and secured with a Subordinated Lien equally and ratably with all previously existing and future Subordinated Lien Debt];

(B)                               the name and address of the Secured Debt Representative for the Additional Secured Debt is:

Telephone:

Fax:

Attention:

(C)                               each Grantor has duly authorized, executed (if applicable), filed and recorded (or caused to be filed and recorded) in each appropriate governmental office all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Collateral Documents;

(D)                               attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by each Grantor; and

(E)                                the Company has caused or will cause a copy of this Additional Secured Debt Designation and the related Intercreditor Joinder to be delivered to each existing Secured Debt Representative.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of                                       , 20        .

AMERICAN APPAREL (USA), LLC

By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, a Secured Debt Representative under the Intercreditor Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

[ ], as Secured Debt Representative

By:
Name:
Title:

[By:
Name:
Title: ](1)

(1)  If second signature block is necessary.

EXHIBIT 1 TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Intercreditor Agreement dated as of April 4, 2013 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among (i) U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent under the Indenture Collateral Documents and (ii) CAPITAL ONE LEVERAGE FINANCE CORP., as Administrative Agent under the Credit Agreement. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This Reaffirmation Agreement is being executed and delivered as of         , 20     in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional secured debt as either Priority Lien Debt or Subordinated Lien Debt (as described therein) entitled to the benefit of the Intercreditor Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as [Priority Lien/Subordinated] Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the [Priority Lien/Subordinated] Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each [Priority Lien/Subordinated] Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such [Priority Lien/Subordinated] Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Sections 8.6 and 8.9 of the Intercreditor Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[GRANTORS]

By:
Name:
Title:

[EXHIBIT B
to Intercreditor Agreement]

[FORM OF]
INTERCREDITOR JOINDER — ADDITIONAL DEBT

Reference is made to the Intercreditor Agreement dated as of April 4, 2013 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among (i) U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent under the Indenture Collateral Documents and (ii) CAPITAL ONE LEVERAGE FINANCE CORP., as Administrative Agent under the Credit Agreement. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Intercreditor Agreement. This Intercreditor Joinder is being executed and delivered pursuant to Section 8.17 of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional secured debt under the Intercreditor Agreement.

1. Joinder. The undersigned,                                           , a                               , (the “New Representative”) as [trustee, administrative agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby:

(a)                                 represents that the New Representative has been authorized to become, and agrees to become, a party to the Intercreditor Agreement on behalf of the [Credit Facility Lenders under a Revolving Substitute Facility][Priority Lien Secured Parties under additional Priority Lien Debt][Subordinated Lien Secured Parties under additional Subordinated Lien Debt] as [a Revolving Agent under a Revolving Substitute Facility][a Priority Lien Representative under additional Priority Lien Debt][a Subordinated Lien Representative under additional Subordinated Lien Debt] for all purposes thereof on the terms set forth therein;

(b)                                 agrees to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(c)                                  agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address]

2. Lien Sharing and First Confirmation.

[Option A: to be used if Additional Secured Debt is Priority Lien Debt]  The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative hereby agrees, for the enforceable benefit of all current and future Secured Parties and as a condition to being treated as Secured Debt under the Intercreditor Agreement that:

(a)                                 all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by any Grantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the

Authorized Priority Lien Representative for the benefit of all holders of Priority Lien Obligations equally and ratably; and

(b)                                 the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens.]

[Option B: to be used if Additional Secured Debt is Subordinated Lien Debt]  The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Subordinated Lien Debt for which the undersigned is acting as Subordinated Lien Representative hereby agrees, for the enforceable benefit of all current and future Secured Parties and as a condition to being treated as Secured Debt under the Intercreditor Agreement that:

(a)                                 all Subordinated Lien Obligations will be and are secured equally and ratably by all Subordinated Lien Liens at any time granted by any Grantor to secure any Obligations in respect of any Series of Subordinated Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Subordinated Lien Debt, and that all such Subordinated Liens will be enforceable by the Authorized Subordinated Lien Representative for the benefit of all holders of Subordinated Lien Obligations equally and ratably; and

(b)                                 the New Representative and each holder of Obligations in respect of the Series of Subordinated Lien Debt for which the undersigned is acting as Subordinated Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Subordinated Liens and the order of application of proceeds from the enforcement of Subordinated Liens.]

[Option C: to be used if a Revolving Substitute Facility]  The undersigned New Representative, on behalf of itself and each holder of Credit Facility Claims for which the undersigned is acting as [Administrative Agent] hereby agrees, for the enforceable benefit of all current and future Secured Parties and as a condition to being treated as Secured Debt under the Intercreditor Agreement that the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Credit Facility Liens and the order of application of proceeds from the enforcement of Credit Facility Liens.]

3. Governing Law and Miscellaneous Provisions. The provisions of Sections 8.6 and 8.9 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Joinder to be executed by their respective officers or representatives as of                                       , 20        .

[insert name of the New Representative]

By:
Name:
Title:

The undersigned, a Secured Debt Representative under the Intercreditor Agreement, hereby acknowledges receipt of this Intercreditor Joinder:

[ ], as Secured Debt Representative

By:
Name:
Title:

[By:
Name:
Title:](2)

(2)  If second signature block is necessary.